Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

The Prudential Series Fund
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

December 29, 2022

Dear Contract Owner,

As a contract owner who beneficially owns shares of at least one of the following portfolios of the Advanced Series Trust ("AST") or The Prudential Series Fund ("PSF"):

•  AST International Value Portfolio

•  AST J.P. Morgan International Equity Portfolio

•  AST QMA International Core Equity Portfolio

•  PSF International Growth Portfolio

You are cordially invited to a Special Meeting of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolio(s) listed above (each, a "Target Portfolio" and collectively, the "Target Portfolios") for which you own shares. The Meetings are scheduled to be held on February 8, 2023, at the times indicated below:

Target Portfolio	Meeting Time
AST International Value Portfolio	9:30 a.m. Eastern time
AST J.P. Morgan International Equity Portfolio	9:45 a.m. Eastern time
AST QMA International Core Equity Portfolio	10:00 a.m. Eastern time
PSF International Growth Portfolio	10:15 a.m. Eastern time

We intend to hold the Meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meetings in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meetings if you plan to attend.

The Meetings are very important to the future of the Target Portfolios. At each Meeting, the shareholders of the relevant Target Portfolio will be separately asked to approve or disapprove a Plan of Reorganization of the relevant Target Portfolio (the "Plan"). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of a Target Portfolio's assets to the AST International Growth Portfolio (the "Acquiring Portfolio") of AST in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (each a "Reorganization" and collectively, the "Reorganizations"). The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

Each Reorganization is intended to qualify as a tax-free transaction for U.S. federal income tax purposes. If the Plan with respect to your Target Portfolio is approved and the Reorganization of your Target Portfolio is completed, you will beneficially own shares of the Acquiring Portfolio, rather than shares of the Target Portfolio(s). It is expected that the Reorganizations, if approved, would be completed on or about March 13, 2023.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning or the Management Fee reduction (as those terms are defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The Board of Trustees of AST (the "AST Board") has approved the Reorganizations of the AST International Value Portfolio, the AST J.P. Morgan International Equity Portfolio, and the AST QMA International Core Equity Portfolio and recommends that you vote "FOR" the proposals. The Board of Trustees of PSF (the "PSF Board," and together with the AST Board, the "Board") has approved the Reorganization of the PSF International Growth Portfolio and recommends that you vote "FOR" the proposal. Although the Board has determined that each proposal is in your best interest, the final decision is yours.

The following pages include important information on the proposed Reorganizations in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganizations. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by AST or PSF, as applicable prior to February 8, 2023. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners regarding the Reorganizations. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

For any questions or concerns you may have regarding the proposed Reorganizations, please call 1-800-752-6342 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Sincerely,

Timothy Cronin
President
Advanced Series Trust and The Prudential Series Fund

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

Please read the attached Prospectus/Proxy Statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and are being asked to provide voting instructions to your insurance company on the proposals because you are the beneficial owner of shares of one or more of the following portfolios:

•  AST International Value Portfolio (the "International Value Portfolio")

•  AST J.P. Morgan International Equity Portfolio (the "J.P. Morgan Portfolio")

•  AST QMA International Core Equity Portfolio (the "QMA Portfolio")

•  PSF International Growth Portfolio (the "PSF International Portfolio")

Each of International Value Portfolio, J.P. Morgan Portfolio and QMA Portfolio is a series of the Advanced Series Trust ("AST") and PSF International Portfolio is a series of The Prudential Series Fund ("PSF"). Each portfolio listed above is referred to as a Target Portfolio and all portfolios listed above are collectively referred to as the Target Portfolios. Each Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the "Reorganization") of one or more of the Target Portfolios, as applicable depending upon the Target Portfolio(s) in which you are a beneficial owner, into the AST International Growth Portfolio (the "Acquiring Portfolio"), which is a series of AST. Each Reorganization proposal has been recommended by the Manager for the Target Portfolios, and have been approved by the Board of Trustees of AST (the "AST Board") and the Board of Trustees of PSF (the "PSF Board," and together with the AST Board, the "Board"). For ease of reference, the term "Manager" is used throughout this Prospectus/Proxy Statement to refer to both PGIM Investments LLC ("PGIM Investments") and AST Investment Services, Inc., with respect to the International Value Portfolio, the J.P. Morgan Portfolio, and the Acquiring Portfolio, and only to PGIM Investments with respect to the QMA Portfolio and the PSF International Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganizations, and the combined portfolio resulting from the Reorganizations is sometimes referred to herein as the "Combined Portfolio."

Q3. HOW WILL THE PROPOSALS IMPACT FEES AND EXPENSES?

A. The AST Board approved a contractual management fee reduction for the Acquiring Portfolio. As such and as discussed in further detail in the attached Prospectus/Proxy Statement, if each proposal is approved, it is expected that the total net operating expense ratio of the Combined Portfolio will be lower than or the same as the total net operating expense ratio of the Target Portfolios. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses. The contractual management fee reduction is contingent upon Target Portfolio shareholder approval of each Reorganization. The reduced contractual management fee for the Acquiring Portfolio will go effective on the date of the Reorganizations, which is expected to be the date of the consummation of the Reorganizations, which is expected to be on or about March 13, 2023. The contractual management fee reduction is referred to as the "Management Fee Reduction." If the Reorganizations are not approved by Shareholders, the Manager will consider other options for each of the Target Portfolios.

Q4. HOW WILL THE REORGANIZATIONS IMPACT SHAREHOLDERS?

A. Based on information available, assuming each of the Reorganizations had been in effect for the one-year period ended June 30, 2022(1), as indicated below, the Reorganizations are expected to benefit shareholders for several reasons, including that:

(1)  As explained further in the attached Prospectus/Proxy Statement, effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV Asset Management ("LSV"), Massachusetts Financial Services Company ("MFS"), J.P. Morgan Investment Management Inc., ("J.P. Morgan") and PGIM Quantitative Solutions LLC ("PGIM Quant") as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison Associates LLC ("Jennison"), and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

•  The investment objectives and the principal investment strategies of the Target Portfolios and Combined Portfolio are similar in that each of the Target Portfolios and the Combined Portfolio normally invests predominantly in equity securities in order to seek maximum growth in capital;

•  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $1.3 billion based on net assets as of June 30, 2022;

•  Assuming the Repositioning, Reorganizations, and Management Fee Reduction had been in effect for the one-year period ended June 30, 2022, the total net operating expense ratio for each of the Target Portfolios is higher than or the same as the pro forma total net operating expense ratio for the Combined Portfolio; and

•  The annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately $317,000, based on portfolio assets for a one-year period, based on current assets as of June 30, 2022.

Please read pages 27-31 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q5. WHAT WILL HAPPEN TO THE TARGET PORTFOLIOS' CURRENT INVESTMENTS?

A. As explained further in the attached Prospectus/Proxy Statement, effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as new subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved. The extent to which the securities of the Target Portfolios will be maintained by the Acquiring Portfolio will be determined consistent with the Combined Portfolio's investment objective and strategies, in effect as of the date of the Reorganizations. It is expected that approximately 20% of the securities of the Target Portfolios will be retained in connection with the Reorganization and Repositioning. Please see Q7 for additional information on the costs associated with the Reorganization and Repositioning.

The Board considered information regarding any potential adverse impact to shareholders as a result of the Reorganizations. Please read pages 31-71 of the attached Prospectus/Proxy Statement for a complete description of the Acquiring Portfolio's investment objective, strategies and policies.

Q6. HAS THE BOARD APPROVED THE PROPOSALS?

A. Yes. The AST Board has approved the Reorganizations of the International Value Portfolio, the J.P. Morgan Portfolio, and the QMA Portfolio and unanimously recommends that you vote in favor of the proposals. The PSF Board has approved the Reorganization of the PSF International Portfolio and unanimously recommends that you vote in favor of the proposal. Although the Board has determined that each proposal is in your best interest, the final decision is yours.

See pages 27-31 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q7. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, regardless of whether approved by shareholders, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. These costs are expected to be approximately $127,750.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that substantially all of the transaction costs of the Reorganization will be borne by the Combined Portfolio, although some derivatives and similar holdings may be repositioned prior to a Reorganization if they cannot be effectively transferred to the Acquiring Portfolio. The transaction costs that will be paid by the Acquiring Portfolio are expected to be approximately $1,200,000 (6.5 basis points).

Q8. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is November 11, 2022. As a contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the relevant Target Portfolio as of the record date. You are entitled to vote on the Reorganization of each Target Portfolio of which you beneficially own shares.

Q9. WHEN WILL THE SHAREHOLDER MEETINGS TAKE PLACE?

A. The shareholder meetings (each, each a "Meeting and collectively, the "Meetings") are scheduled to take place on February 8, 2023, at the times indicated below:

Target Portfolio	Meeting Time
AST International Value Portfolio	9:30 a.m. Eastern time
AST J.P. Morgan International Equity Portfolio	9:45 a.m. Eastern time
AST QMA International Core Equity Portfolio	10:00 a.m. Eastern time
PSF International Growth Portfolio	10:15 a.m. Eastern time

We intend to hold the Meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meetings in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meetings if you plan to attend.

Q10. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•  Attending the Meetings to be held at the offices of AST and PSF, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions;

•  Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meetings;

•  Calling toll-free 1-800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meetings; or

•  Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m., Eastern Time on the day before the Meetings.

Q11. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above. Please see the Voting Information section of the Prospectus/Proxy Statement for additional information.

Q12. WHEN WILL THE PROPOSED REORGANIZATIONS TAKE PLACE?

A. If approved, the proposed Reorganizations are currently expected to go into effect on or about March 13, 2023.

Q13. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q14. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATIONS?

A. If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday-Friday.

Q15. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIOS WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Contract owners will be allowed one free transfer out of the Target Portfolios during the period within 60 days of the effective date of the Reorganizations (i.e., from 60 days before to 60 days after the effective date of the Reorganizations). Such transfer will not count towards a contract owner's alloted transfers.

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AST INTERNATIONAL VALUE PORTFOLIO,
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO,
AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO,
EACH A SERIES OF THE ADVANCED SERIES TRUST, AND
PSF INTERNATIONAL GROWTH PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 8, 2023

To the Shareholders of AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, and AST QMA International Core Equity Portfolio, each a series of the Advanced Series Trust, and PSF International Growth Portfolio, a series of The Prudential Series Fund:

NOTICE IS HEREBY GIVEN that Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust ("AST") or The Prudential Series Fund ("PSF"), will be held on February 8, 2023 at the times indicated below.

Target Portfolio	Referred to Herein As	Meeting Time
AST International Value Portfolio	International Value Portfolio	9:30 a.m. Eastern time
AST J.P. Morgan International Equity Portfolio	J.P. Morgan Portfolio	9:45 a.m. Eastern time
AST QMA International Core Equity Portfolio	QMA Portfolio	10:00 a.m. Eastern time
PSF International Growth Portfolio	PSF International Portfolio	10:15 a.m. Eastern time

We intend to hold the Meetings in person. However, we are sensitive to the public health and travel concerns our shareholders may have, and recommendations that public health officials may issue, relating to the evolving situation with respect to the novel coronavirus disease ("COVID-19"). As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meetings in a different location or solely by means of remote communication. We plan to announce any such updates on our proxy website (www.prudential.com/variableinsuranceportfolios), and we encourage you to check this website prior to the Meetings if you plan to attend.

The purposes of the Meetings are as follows:

I.  To approve a Plan of Reorganization of AST and PSF on behalf of each Target Portfolio (the "Plan") regarding the proposed reorganization of the Target Portfolios into the AST International Growth Portfolio (the "Acquiring Portfolio"), a series of AST.

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of AST or PSF, respectively. The Board of Trustees of AST (the "AST Board") and the Board of Trustees of PSF (the "PSF Board," and together with the AST Board, the "Board") unanimously recommend that you vote in favor of the proposals.

II.  To transact such other business as may properly come before the Meetings or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio. Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning or the Management Fee Reduction (as those terms are defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on November 11, 2022, as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, or any adjournment thereof, and only holders of record of shares of the Target Portfolios at the close of business on that date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Each full share of each Target Portfolio is entitled to one vote on the respective proposal, and each fractional share of each Target Portfolio is entitled to a corresponding fractional vote on the respective proposal.

You are cordially invited to attend the relevant Meeting(s). If you do not expect to attend a Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to that Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet, as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETINGS.

By order of the Boards of Trustees of the Advanced Series Trust and The Prudential Series Fund.

Andrew French
Secretary
Advanced Series Trust and The Prudential Series Fund

COMBINED PROXY STATEMENT
for
AST INTERNATIONAL VALUE PORTFOLIO
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO,
AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO,
EACH A SERIES OF THE ADVANCED SERIES TRUST, AND
PSF INTERNATIONAL GROWTH PORTFOLIO,
A SERIES OF THE PRUDENTIAL SERIES FUND
and
PROSPECTUS
for
AST INTERNATIONAL GROWTH PORTFOLIO,
A SERIES OF THE ADVANCED SERIES TRUST

Dated December 29, 2022

655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

Reorganizations of AST International Value Portfolio, AST J.P. Morgan International Equity Portfolio, AST QMA International Core Equity Portfolio, and PSF International Growth Portfolio into AST International Growth Portfolio

This combined Prospectus/Proxy Statement is furnished in connection with the Special Meetings of Shareholders (each, a "Meeting" and collectively, the "Meetings") of the portfolios listed below (each, a "Target Portfolio" and collectively, the "Target Portfolios"), each a series of the Advanced Series Trust ("AST") or The Prudential Series Fund ("PSF"). At the Meetings, you will be asked to consider and approve a Plan of Reorganization of AST and PSF (the "Plan") that provides for the reorganization of each Target Portfolio into the AST International Growth Portfolio (the "Acquiring Portfolio," and together with the Target Portfolios, the "Portfolios"), a series of AST.

Target Portfolio	Referred to Herein As
AST International Value Portfolio	International Value Portfolio
AST J.P. Morgan International Equity Portfolio	J.P. Morgan Portfolio
AST QMA International Core Equity Portfolio	QMA Portfolio
PSF International Growth Portfolio	PSF International Portfolio

As described in more detail below, the Plan provides for the transfer of all of a Target Portfolio's assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio's assumption of all of the Target Portfolio's liabilities, and (ii) the Acquiring Portfolio's issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the "Acquiring Portfolio Shares"). The Acquiring Portfolio Shares received by each of the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the corresponding Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. As a result of such transactions, the Target Portfolios will be completely liquidated, and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by shareholders of a Target Portfolio will constitute a vote in favor of the liquidation of the respective Target Portfolio and the termination of the Target Portfolio as a separate series of AST or PSF.

The acquisition of the assets of a Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio's assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its respective shareholders, is referred to herein as a "Reorganization," and the transactions are collectively referred to as the "Reorganizations." If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.(1)

The Meetings will be held on February 8, 2023, at the times indicated below:

Target Portfolio	Meeting Time
AST International Value Portfolio	9:30 a.m. Eastern time
AST J.P. Morgan International Equity Portfolio	9:45 a.m. Eastern time
AST QMA International Core Equity Portfolio	10:00 a.m. Eastern time
PSF International Growth Portfolio	10:15 a.m. Eastern time

The Board of Trustees of AST (the "AST Board") and the Board of Trustees of PSF (the "PSF Board," and together with the AST Board, the "Board") are soliciting these voting instructions on behalf of the Target Portfolios and have fixed the close of business on November 11, 2022 (the "Record Date"), as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meetings or any adjournment thereof. Only holders of record of shares of a Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meetings or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about December 29, 2022.

Each Reorganization is contingent upon shareholder approval of each other Reorganization. If shareholders do not approve each Reorganization, the Manager will not move forward with the Repositioning or the Management Fee Reduction (as those terms are defined in the full Prospectus/Proxy Statement) or the Reorganizations.

The investment objective of the Target Portfolios and the Acquiring Portfolio are similar The investment objectives of each Target Portfolio and the Acquiring Portfolio are listed below:

Target Portfolio Name	Investment Objective
AST International Value Portfolio	seek capital growth
AST J.P. Morgan International Equity Portfolio	seek capital growth
AST QMA International Core Equity Portfolio	seek long-term capital appreciation
PSF International Growth Portfolio	long-term growth of capital
Acquiring Portfolio Name	Investment Objective
AST International Growth Portfolio	seek long-term growth of capital

Each Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for variable annuity contracts and/or variable life insurance policies (the "Contracts") issued by life insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in a Target Portfolio through the Contracts and should consider themselves shareholders of the applicable Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance

(1)  As explained further in this Prospectus/Proxy Statement, Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved. The preceding actions collectively are referred to as the "Repositioning" or the "Management Fee Reduction" as the context suggest. The Manager will not move forward with the Repositioning or the Management Fee Reduction if the Reorganizations are not approved.

Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the applicable Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganizations and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the "SEC"), including:

•  The Summary Prospectus of the Advanced Series Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 25, 2022, which is incorporated by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

•  Supplement to the Summary Prospectus of the Advanced Series Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 25, 2022, which is incorporated by reference as is included with, and considered to be part of this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information under file number 033-24962, dated April 25, 2022 (the "AST SAI"), or other documents relating to AST and the Acquiring Portfolio without charge by calling 1-800-778-2255 or by writing AST at 655 Broad Street, Newark, New Jersey 07102. The AST SAI, under file number 033-24962, is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolios, the Acquiring Portfolio, and AST and PSF that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
5	AST International Value Portfolio Summary
9	AST J.P. Morgan International Equity Portfolio Summary
13	AST QMA International Core Equity Portfolio Summary
18	PSF International Growth Portfolio Summary
23	Combined Portfolio Summary
31	Comparison of International Value Portfolio and Acquiring Portfolio
41	Comparison of J.P. Morgan Portfolio and Acquiring Portfolio
51	Comparison of QMA Portfolio and Acquiring Portfolio
61	Comparison of PSF International Portfolio and Acquiring Portfolio
71	Comparison of the Target Portfolios, Acquiring Portfolio and Combined Portfolio
72	Management of the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio
80	Voting Information
82	Additional Information about the Target Portfolios and the Acquiring Portfolio
82	Principal Holders of Shares
85	Financial Highlights

AST INTERNATIONAL VALUE PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the International Value Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the International Value Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments ("PGIM Investments") and AST Investment Services, Inc. ("ASTIS," and together with PGIM Investments, the "Manager") serve as investment managers of the International Value Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the International Value Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The International Value Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The International Value Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST International Value Portfolio	LSV Asset Management ("LSV") and Lazard Asset Management LLC ("Lazard")
AST International Growth Portfolio	William Blair Investment Management, LLC ("William Blair"), Neuberger Berman Investment Advisers LLC ("Neuberger Berman"), and Jennison Associates LLC ("Jennison")
Combined Portfolio	LSV, Jennison, Massachusetts Financial Services Company ("MFS"), J.P. Morgan Investment Management Inc. ("J.P. Morgan"), and PGIM Quantitative Solutions LLC ("PGIM Quant")(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the International Value Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the International Value Portfolio and the Acquiring Portfolio are similar. The investment objective of the International Value Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objectives of the International Value Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the AST Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The International Value Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities and at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of International Value Portfolio assets that may be invested in any single country. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if each Reorganization is not approved.

Principal Risks of the Portfolios

The principal risks associated with the International Value Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, derivatives risk, economic and market events risk, emerging markets risk, equity securities risk, expense risk, focus risk, foreign investment risk, investment style risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. In addition, the Acquiring Portfolio, but not the International Value Portfolio, is subject to exchange-traded funds (ETF) risk, fund-of-funds risk, and participation notes (P-Notes) risk as principal risks. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the International Value Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the International Value Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than that for the International Value Portfolio. The effective and contractual investment management fee rates for the Combined Portfolio are expected to be lower than those of the International Value Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on March 13, 2023, based on assets under management for each of the Portfolios on that date, the pro forma annualized total operating expense ratio (gross and net) of the Combined Portfolio is lower than the annualized total operating expense ratio (gross and net) of the International Value Portfolio. This means that the International Value Portfolio shareholders will benefit from a reduced total expenses.

The following table describes the fees and expenses that owners of certain annuity contracts (the "Contracts") may pay if they invest in the International Value Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	International Value Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the International Value Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)(1)
(expenses that are deducted from Portfolio assets)

	International Value Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.83%		0.82%		0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.07%		0.06%		0.04%
Acquired Fund Fees and Expenses	0.00%		0.01%		0.01%
Total Annual Portfolio Operating Expenses	1.15%		1.14%		1.01%
Fee Waiver and/or Expense Reimbursement	-0.07	%(2)	-0.07	%(3)	-0.02	%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%		1.07%		0.99%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

(2)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the International Value Portfolio so that the International Value Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other International Value Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.08% of the International Value Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of AST's Board of Trustees.

(3)  The Manager has contractually agreed to waive 0.020% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.06% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Combined Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense limitation only for the one-year period for the International Value Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Value Portfolio(1)	$110	$358	$626	$1,391
Acquiring Portfolio(1)	$109	$355	$621	$1,380
Combined Portfolio (Pro Forma Surviving)(1)	$101	$320	$556	$1,234

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2022)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the International Value Portfolio's turnover rate was 29% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 27% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the International Value Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the International Value Portfolio's assets are transferred to the Acquiring Portfolio and the International Value Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the International Value Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the International Value Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the International Value Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the International Value Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the AST Board and the information provided in this Prospectus/Proxy Statement.

AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the J.P. Morgan Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the J.P. Morgan Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS serve as investment managers of the J.P. Morgan Portfolio and the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the J.P. Morgan Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The J.P. Morgan Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The J.P. Morgan Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST J.P. Morgan International Equity Portfolio	J.P. Morgan
AST International Growth Portfolio	William Blair, Neuberger Berman, and Jennison
Combined Portfolio	LSV, Jennison, MFS, J.P. Morgan, and PGIM Quant(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the J.P. Morgan Portfolio and the Acquiring Portfolio are similar. The investment objective of the J.P. Morgan Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objectives of the J.P. Morgan Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the AST Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The J.P. Morgan Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if each Reorganization is not approved.

Principal Risks of the Portfolios

The principal risks associated with the J.P. Morgan Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, derivatives risk, economic and market events risk, emerging markets risk, equity securities risk, expense risk, foreign investment risk, investment style risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. In addition, the

J.P. Morgan Portfolio, but not the Acquiring Portfolio, is subject to blend style as a principal risk. The Acquiring Portfolio, but not the J.P. Morgan Portfolio, is subject to exchange-traded funds (ETF) risk, focus risk, fund-of-funds risk and participation notes (P-Notes) risk as principal risks. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the J.P. Morgan Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the J.P. Morgan Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

While the current effective and contractual investment management fee rates for the Acquiring Portfolio are higher than those for the J.P. Morgan Portfolio, the effective investment management fee rate for the Combined Portfolio is expected to be lower than that of the J.P. Morgan Portfolio after the Reorganization is completed, taking into account the reduction in the Acquiring Portfolio's contractual management fee schedule upon consummation of the Reorganization. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on March 13, 2023, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio of the Combined Portfolio is the same as the annualized total net operating expense ratio of the J.P. Morgan Portfolio.

The following table describes the fees and expenses that owners of certain annuity contracts (the "Contracts") may pay if they invest in the J.P. Morgan Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	J.P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the J.P. Morgan Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)(1)
(expenses that are deducted from Portfolio assets)

	J.P. Morgan Portfolio	Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.70%	0.82%		0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%	0.25%		0.25%
Other Expenses	0.04%	0.06%		0.04%
Acquired Fund Fees and Expenses	0.00%	0.01%		0.01%
Total Annual Portfolio Operating Expenses	0.99%	1.14		1.01
Fee Waiver and/or Expense Reimbursement	-0.00%	-0.07	%(2)	-0.02	%(3)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%	1.07%		0.99%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

(2)  The Manager has contractually agreed to waive 0.020% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.06% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

(3)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Combined Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense limitation only for the one-year period for the Acquiring

Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
J.P. Morgan Portfolio(1)	$101	$315	$547	$1,213
Acquiring Portfolio(1)	$109	$355	$621	$1,380
Combined Portfolio (Pro Forma Surviving)(1)	$101	$320	$556	$1,234

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2022)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the J.P. Morgan Portfolio's turnover rate was 22% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 27% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the J.P. Morgan Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the J.P. Morgan Portfolio's assets are transferred to the Acquiring Portfolio and the J.P. Morgan Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the J.P. Morgan Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the J.P. Morgan Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the J.P. Morgan Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the J.P. Morgan Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the AST Board and the information provided in this Prospectus/Proxy Statement.

AST QMA INTERNATIONAL CORE EQUITY PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the QMA Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the QMA Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments serves as investment manager of the QMA Portfolio and the Acquiring Portfolio, and PGIM Investments and ASTIS serve as investment managers of the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the QMA Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The QMA Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The QMA Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST QMA International Core Equity Portfolio	PGIM Quant
AST International Growth Portfolio	William Blair, Neuberger Berman, and Jennison
Combined Portfolio	LSV, Jennison, MFS, J.P. Morgan, and PGIM Quant(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the QMA Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the QMA Portfolio and the Acquiring Portfolio are similar. The investment objective of the QMA Portfolio is to seek long-term capital appreciation. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objectives of the QMA Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the AST Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The QMA Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are located, organized, or headquartered in developed market countries outside of the United States or included as developed market issuers in one or more broad-based market indices. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if each Reorganization is not approved

Principal Risks of the Portfolios

The principal risks associated with the QMA Portfolio and the Acquiring Portfolio are similar. Both Portfolios are subject to asset transfer program risk, derivatives risk, economic and market events risk, equity securities risk, expense risk, foreign investment risk, liquidity and valuation risk, market and management risk, redemption risk, and regulatory risk. In addition, the QMA Portfolio, but not the Acquiring Portfolio, is subject to blend style risk, quantitative model risk, portfolio turnover risk, and value style risks as principal risks. The Acquiring Portfolio, but not the QMA Portfolio, is subject to emerging markets risk, exchange-traded funds (ETF) risk, focus risk, fund-of-funds risk, investment style risk, and participation notes (P-Notes) risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the QMA Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the QMA Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current contractual investment management fee rate for the Acquiring Portfolio is the same as that of the QMA Portfolio; and the contractual investment management fee rate for the Combined Portfolio is expected to be lower than that of the QMA Portfolio after the Reorganization is completed, taking into account the reduction in the Acquiring Portfolio's contractual management fee schedule upon consummation of the Reorganization. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on March 13, 2023, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio of the Combined Portfolio is the same as the annualized total net operating expense ratio of the QMA Portfolio.

The following table describes the fees and expenses that owners of certain annuity contracts (the "Contracts") may pay if they invest in the QMA Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	QMA Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the QMA Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)(1)
(expenses that are deducted from Portfolio assets)

	QMA Portfolio		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.82%		0.82%		0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.26%		0.06%		0.04%
Acquired Fund Fees and Expenses	0.00%		0.01%		0.01%
Total Annual Portfolio Operating Expenses	1.33%		1.14%		1.01%
Fee Waiver and/or Expense Reimbursement	-0.34	%(2)	-0.07	%(3)	-0.02	%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.99%		1.07%		0.99%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

(2)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the QMA Portfolio so that the QMA Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other QMA Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the QMA Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of AST's Board of Trustees.

(3)  The Manager has contractually agreed to waive 0.020% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.06% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Combined Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense limitation only for the one-year period for the QMA Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
QMA Portfolio(1)	$101	$388	$696	$1,572
Acquiring Portfolio(1)	$109	$355	$621	$1,380
Combined Portfolio (Pro Forma Surviving)(1)	$101	$320	$556	$1,234

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2022)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the QMA Portfolio's turnover rate was 85% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 27% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the QMA Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the QMA Portfolio's assets are transferred to the Acquiring Portfolio and the QMA Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the QMA Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the QMA Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the QMA Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the QMA Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the AST Board and the information provided in this Prospectus/Proxy Statement.

PSF INTERNATIONAL GROWTH PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the PSF International Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the PSF International Portfolio into the Acquiring Portfolio, resulting in a single mutual fund, so long as shareholders approve the Plan and consummation of the Reorganization of each other Target Portfolio as described in this Prospectus/Proxy Statement.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments serves as investment manager of the PSF International Portfolio and the Acquiring Portfolio and ASTIS serves as investment manager of the Acquiring Portfolio. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio." The information provided in this section regarding the Combined Portfolio reflects the expected outcome if only the Reorganization of the PSF International Portfolio occurs. The section below titled "Summary—Combined Portfolio" reflects the expected outcome if each of the Reorganizations discussed in this Prospectus/Proxy Statement is approved.

The PSF International Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The PSF International Portfolio and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
PSF International Growth Portfolio	William Blair, Neuberger Berman, and Jennison
AST International Growth Portfolio	William Blair, Neuberger Berman, and Jennison
Combined Portfolio	LSV, Jennison, MFS, J.P. Morgan, and PGIM Quant(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the PSF International Portfolio immediately prior to the Reorganization.

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the PSF International Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the PSF International Portfolio is long-term growth of capital. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objectives of the PSF International Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The PSF International Portfolio normally invests at least 65% of its total assets in equity and equity-related securities (such as common stock) of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if each Reorganization is not approved.

Principal Risks of the Portfolios

The principal risks associated with the PSF International Portfolio and the Acquiring Portfolio are substantially similar. Both Portfolios are subject to asset transfer program risk, derivatives risk, economic and market events risk, emerging markets risk, equity securities risk, exchange-traded funds (ETF) risk, expense risk, foreign investment risk, investment style risk, liquidity and valuation risk, market and management risk, participation notes (P-Notes) risk, and regulatory risk. In addition, the PSF International Portfolio, but not the Acquiring Portfolio, is

subject to Real Estate Risk as a principal risk and the Acquiring Portfolio, but not the PSF International Portfolio, is subject to focus risk, fund-of-funds risk and redemption risk as principal risks. The PSF Portfolio, but not the Acquiring Portfolio, is subject to real estate risk as a principal risk. The Combined Portfolio will be subject to the same risks as the Acquiring Portfolio once the Reorganization is complete. Detailed descriptions of the principal risks associated with the PSF International Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption "Comparison of the PSF International Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;" and (ii) the summary prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio's investments, and therefore, the value of the Combined Portfolio's shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The current effective and contractual investment management fee rates for the Acquiring Portfolio are lower than those for the PSF International Portfolio. The effective and the contractual investment management fee rates for the Combined Portfolio are expected to be lower than those of the PSF International Portfolio after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on March 13, 2023, based on assets under management for each of the Portfolios on that date, the pro forma annualized total operating expense ratio (gross and net) of the Combined Portfolio is lower than the annualized total operating expense ratio (gross and net) of the PSF International Portfolio. This means that the PSF International Portfolio shareholders will benefit from a reduced total expenses.

The following table describes the fees and expenses that owners of certain annuity contracts (the "Contracts") may pay if they invest in the PSF International Portfolio or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	PSF International Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of both the PSF International Portfolio and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)(1)
(expenses that are deducted from Portfolio assets)

	PSF International Portfolio (Class I)		PSF International Portfolio (Class II)		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.85%		0.85%		0.82%		0.71%
Distribution and/or Service Fees (12b-1 Fees)	0.00%		0.25%		0.25%		0.25%
Administration Fee	0.00%		0.15%		0.00%		0.00%
Other Expenses	0.24%		0.24%		0.06%		0.04%
Acquired Fund Fees and Expenses)	0.00%		0.00%		0.01%		0.01%
Total Annual Portfolio Operating Expenses	1.09%		1.49%		1.14%		1.01%
Fee Waiver and/or Expense Reimbursement	-0.08	%(2)	-0.08	%(2)	-0.07	%(3)	-0.02	%(4)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.01%		1.41%		1.07%		0.99%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

(2)  The Manager has contractually agreed to waive 0.019% of its management fee through June 30, 2023. The Manager has also contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the PSF International Portfolio so that the PSF International Portfolio's management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other PSF International Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.01% of the PSF International Portfolio's average daily net assets through June 30, 2023. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of PSF's Board of Trustees.

(3)  The Manager has contractually agreed to waive 0.020% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.06% of the Acquiring Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

(4)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Combined Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense limitation only for the one-year period for the PSF International Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
PSF International Portfolio (Class I)(1)	$103	$339	$593	$1,322
PSF International Portfolio (Class II)(1)	$144	$463	$806	$1,773
Acquiring Portfolio(1)	$109	$355	$621	$1,380
Combined Portfolio (Pro Forma Surviving)(1)	$101	$320	$556	$1,234

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2022)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the PSF International Portfolio's turnover rate was 27% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 27% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the PSF International Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the PSF International Portfolio's assets are transferred to the Acquiring Portfolio and the PSF International Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the PSF International Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the PSF International Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the PSF International Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of The Prudential Series Fund, on behalf of the PSF International Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the PSF Board and the information provided in this Prospectus/Proxy Statement.

COMBINED PORTFOLIO SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, assuming each Reorganization described in this Prospectus/Proxy Statement is approved by shareholders, shareholder approval of the Plan and consummation of the Reorganizations will have the effect of reorganizing each Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in "Management of the Target Portfolios and the Acquiring Portfolio," PGIM Investments and ASTIS both serve as the investment managers of the International Value Portfolio, the J.P. Morgan Portfolio, and the Acquiring Portfolio, and PGIM Investments serves as the only investment manager of the QMA Portfolio and the PSF International Portfolio. For ease of reference, the term "Manager" is used throughout this Prospectus/Proxy Statement to refer to both PGIM Investments and ASTIS. The Acquiring Portfolio will be the accounting and performance survivor of the Reorganization, and the combined portfolio resulting from the Reorganization is sometimes referred to herein as the "Combined Portfolio."

The Target Portfolios and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Target Portfolios and the Acquiring Portfolio have the same distribution and purchase procedures and exchange rights, and redemption procedures.

Portfolio	Subadvisers
AST International Value Portfolio	LSV and Lazard
AST J.P. Morgan International Equity Portfolio	J.P. Morgan
AST QMA International Core Equity Portfolio	PGIM Quant
PSF International Growth Portfolio	William Blair, Neuberger Berman, and Jennison
Acquiring Portfolio	William Blair, Neuberger Berman, and Jennison
Combined Portfolio	LSV, Jennison, MFS, J.P. Morgan, and PGIM Quant(1)

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gains or losses or capital gains or losses, for U.S. federal income tax purposes, to Contract owners that beneficially own shares of the Target Portfolios immediately prior to the Reorganization.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual investment management fee rate for the Combined Portfolio is expected to be lower than the contractual fee rate for the Target Portfolios, except for the J.P. Morgan Portfolio. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement.

Assuming completion of the Reorganization on March 13, 2023, based on assets under management for each of the Portfolios on that date, the pro forma annualized total net operating expense ratio of the Combined Portfolio is lower than or the same as the annualized total net operating expense ratio of the Target Portfolios.

As discussed earlier in this Prospectus/Proxy Statement, the Repositioning, the Management Fee Reduction and each proposed Reorganization are contingent on shareholder approval of each other Reorganization.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the "Contracts") may pay if they invest in the Target Portfolios or the Acquiring Portfolio, as well as the projected fees and expenses of the Combined Portfolio after all of the Reorganizations. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganizations. See your Contract prospectus for more information about Contract charges.

Shareholder Fees^
(fees paid directly from your investment)

	International Value Portfolio	J. P Morgan Portfolio	QMA Portfolio	PSF International Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*	NA*	NA*	NA*

^  Charges and expenses of the Contract will not change as a result of the Reorganization.

*  Because shares of each of the Target Portfolios and the Acquiring Portfolio are purchased through Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (as of June 30, 2022)(1)
(expenses that are deducted from Portfolio assets)

	International Value Portfolio		J. P Morgan Portfolio	QMA Portfolio		PSF International Portfolio (Class I)		PSF International Portfolio (Class II)		Acquiring Portfolio		Combined Portfolio (Pro Forma Surviving)
Management Fees	0.83%		0.70%	0.82%		0.85%		0.85%		0.82%		0.71%
Distribution and/ or Service Fees (12b-1 Fees)	0.25%		0.25%	0.25%		0.00%		0.25%		0.25%		0.25%
Administration Fee	0.00%		0.00%	0.00%		0.00%		0.15%		0.00%		0.00%
Other Expenses	0.07%		0.04%	0.26%		0.24%		0.24%		0.06%		0.04%
Acquired Fund Fees and Expenses)	0.00%		0.00%	0.00%		0.00%		0.00%		0.01%		0.01%
Total Annual Portfolio Operating Expenses	1.15%		0.99%	1.33%		1.09%		1.49%		1.14%		1.01%
Fee Waiver and/or Expense Reimbursement	-0.07	%(2)	-0.00%	-0.34	%(3)	-0.08	%(4)	-0.08	%(4)	-0.07	%(5)	-0.02	%(6)
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%		0.99%	0.99%		1.01%		1.41%		1.07%		0.99%

(1)  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The information in the Combined Portfolio column in the table above assumes effectiveness of such reduced contractual management fee reduction for the Combined Portfolio. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

(2)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of AST's Board of Trustees.

(3)  The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of AST's Board of Trustees.

(4)  The Manager has contractually agreed to waive 0.019% of its management fee through June 30, 2023. The Manager has also contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.01% of the Portfolio's average daily net assets through June 30, 2023. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of PSF's Board of Trustees.

(5)  The Manager has contractually agreed to waive 0.020% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.06% of the Portfolio's average daily net assets through June 30, 2023. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

(6)  To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 0.98% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of AST's Board of Trustees.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and include the contractual expense limitation only for the one-year period for the International Value Portfolio, the QMA Portfolio, the PSF International Portfolio, the Acquiring Portfolio and the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
International Value Portfolio(1)	$110	$358	$626	$1,391
J.P. Morgan Portfolio(1)	$101	$315	$547	$1,213
QMA Portfolio(1)	$101	$388	$696	$1,572
PSF International Portfolio (Class I)(1)	$103	$339	$593	$1,322
PSF International Portfolio (Class II)(1)	$144	$463	$806	$1,773
Acquiring Portfolio(1)	$109	$355	$621	$1,380
Combined Portfolio (Pro Forma Surviving)(1)	$101	$320	$556	$1,234

(1)  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled "Annual Portfolio Operating Expenses (as of June 30, 2022)."

Portfolio Turnover

The Portfolios pay transaction costs, such as commissions, when each buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect a portfolio's performance. During the most recent fiscal year ended December 31, 2021, the International Value Portfolio's turnover rate was 29% of the average value of its portfolio, the J.P. Morgan Portfolio's turnover rate was 22% of the average value of its portfolio, the QMA Portfolio's turnover rate was 85% of the average value of its portfolio, the PSF International Portfolio's turnover rate was 27% of the average value of its portfolio, and the Acquiring Portfolio's turnover rate was 27% of the average value of its portfolio.

Reorganization Details and Reasons for the Reorganizations

Assuming completion of the Reorganizations, shareholders of the Target Portfolios will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time of each Target Portfolio's assets are transferred to the Acquiring Portfolio and each of the Target Portfolio's liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolios will be liquidated and dissolved. As a result of the Reorganizations, you will cease to be a beneficial shareholder of the relevant Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

The Target Portfolios and the Acquiring Portfolio serve, and the Combined Portfolio will serve, as underlying mutual funds for the Contracts issued by "Participating Insurance Companies." Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the "Information About the Reorganization—Reasons for the Reorganizations" section, the Board has determined that the Reorganizations are in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganizations.

The Boards of Trustees of the Advanced Series Trust and The Prudential Series Fund, on behalf of the applicable Target Portfolios, have approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATIONS

This section describes the Reorganizations for the Target Portfolios and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Board Considerations

On September 19-20, 2022 (the "Board Meeting"), the Board met to evaluate and consider the proposed Reorganizations of the Target Portfolios, a series of the AST or PSF, into the Acquiring Portfolio, also a series of AST. In connection with its consideration of whether to approve the Reorganizations, the Board was provided with, among other information, presentations by management regarding each proposed Reorganization and information related to the Target Portfolios, the Acquiring Portfolio and the Combined Portfolio. As part of their review process, the independent trustees, who are not interested persons of AST or PSF (as defined in the Investment Company Act of 1940, as amended) (the "Independent Trustees") were represented by independent legal counsel. The Trustees were provided with information both in writing and during oral presentations made at that meeting, including, among other matters, historical and projected asset flows, historical performance information, historical fee and expense information, and the projected fee and expense information of the Combined Portfolio following the Reorganizations.

The Board, in reaching its decision to approve each Reorganization, considered a number of factors, including, but not limited to, the following

•  The investment objectives and the principal investment strategies of the Target Portfolios and Combined Portfolio are similar in that each of the Target Portfolios and the Combined Portfolio normally invests predominantly in equity securities in order to seek maximum growth in capital;*

•  The Combined Portfolio will be larger than each of the Target Portfolios with an estimated $1.3 billion based on net assets as of June 30, 2022;

•  Assuming the Repositioning, Reorganizations, and Management Fee Reduction had been in effect for the one-year period ended June 30, 2022, the total net operating expense ratio for each of the Target Portfolios is higher than or the same as the pro forma total net operating expense ratio for the Combined Portfolio;

•  The annualized estimated Target Portfolio shareholder savings from the Reorganizations will be approximately $317,000, based on portfolio assets for a one-year period, based on current assets as of June 30, 2022;

•  The Portfolios currently have the same investment manager and many of the same service providers, although the Board noted that the International Value Portfolio has LSV and Lazard as subadvisers, the J.P. Morgan Portfolio has J.P. Morgan as subadviser, the QMA Portfolio has PGIM Quant as subadviser, the PSF International Portfolio and the Acquiring Portfolio has William Blair, Neuberger Berman, and Jennison as subadvisers. The Target Portfolios and the Acquiring Portfolio each utilize the same custodian, distributor, Fund counsel, and independent public accounting firm, and that those would remain the same immediately after the Reorganization; and

•  The Reorganizations are not expected to be a taxable event for federal income tax purposes for Contract owners.

For the foregoing reasons, the Board determined that each Reorganization would be in the best interests of each Target Portfolio and Acquiring Portfolio and that the interests of the Target Portfolios' and Acquiring Portfolio's Contract owners and shareholders would not be diluted as a result of the Reorganizations. The Board voted to approve each Reorganization and recommends that you vote "FOR" the Reorganizations.

Closing of the Reorganizations

If shareholders of each of the Target Portfolios approve the Plan, the Reorganizations will take place after various conditions are satisfied by AST or PSF on behalf of the Target Portfolios and the Acquiring Portfolio, including the preparation of certain documents. AST and PSF will determine a specific date for the actual Reorganizations to take place, which is presently expected to occur on or about March 13, 2023. This is called the "Closing Date." If the shareholders of the Target Portfolios do not approve the Plan, the Reorganizations will not take place for the Target Portfolios, and the Board will consider alternative courses of actions, as described above.

*  Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV Asset Management ("LSV"), Massachusetts Financial Services Company ("MFS"), J.P. Morgan Investment Management Inc., ("J.P. Morgan") and PGIM Quantitative Solutions LLC ("PGIM Quant") as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison Associates LLC ("Jennison"), and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio." The preceding actions collectively are referred to as the "Repositioning." The Manager will not move forward with the Repositioning if the Reorganizations are not approved.

If the shareholders of each of the Target Portfolios approve the Plan, the Target Portfolios will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolios on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolios. The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganizations. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolios will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolios. The stock transfer books of the Target Portfolios will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolios may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, AST and PSF may amend the Plan without shareholder approval. AST and PSF may also agree to terminate and abandon each of the Reorganizations at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolios.

Expenses of the Reorganizations

All costs incurred in entering into and carrying out the terms and conditions of the Reorganizations, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolios or the Acquiring Portfolio. The estimated expenses for this Proxy Statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, prospectus updates and proxy solicitation is $127,750.

Transaction costs, including spreads and brokerage commissions, will be paid by the transacting portfolio. It is expected that all or substantially all of the transaction costs of the Reorganizations will be borne by the Combined Portfolio, although some derivatives and similar holdings may be repositioned prior to a Reorganization if they cannot be effectively transferred to the Acquiring Portfolio.

Certain Federal Income Tax Considerations

The Portfolios are treated as partnerships for U.S. federal income tax purposes. As a Partnership, each Portfolio's income, gains, losses, deductions, and credits are proportionately distributed to the Participating Insurance Companies and retain the same character for Federal Income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

The Reorganizations may entail various consequences, which are discussed below under the caption "Federal Income Tax Consequences of the Reorganizations."

Federal Income Tax Consequences of the Reorganizations

The following discussion is applicable to the Reorganizations. The Reorganizations are intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganizations did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete its Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by AST and PSF on behalf of the Target Portfolios and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by AST and PSF on behalf of the Target Portfolios and the Acquiring Portfolio relating to the Reorganizations, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by each of the Target Portfolios of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolios, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolios in complete liquidation of the Target Portfolios, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of each of the Target Portfolios should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by each of the Target Portfolios upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of each of the Target Portfolios. In addition, no gain or loss should be recognized by each of the Target Portfolios on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolios (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of each of the Target Portfolios in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolios.

5.  The Acquiring Portfolio's tax basis for the assets acquired from each of the Target Portfolios should be the same as the tax basis of these assets when held by the Target Portfolios immediately before the transfer (except and to the extent provided in Section 704(c)(1)(C) of the Code with respect to contributions of "built in loss" property),, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolios.

6.  Each of the Target Portfolios shareholder's tax basis for the Acquiring Portfolio Shares to be received by the shareholders pursuant to the Reorganizations should be the same as its tax basis in the Target Portfolios shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganizations.

7.  The holding period of the Acquiring Portfolio Shares to be received by the shareholders of each of the Target Portfolios should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolios should consult their tax advisors regarding the tax consequences to them of the Reorganizations in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to U.S. federal income tax consequences.

On the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves subadviser changes and changes to the Acquiring Portfolio's investment strategies. The Board of Trustees of AST also approved a contractual management fee reduction for the Acquiring Portfolio that will go effective on the date of the Reorganizations.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolios with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The PSF International Portfolio is organized as a series of a Delaware statutory trust. The International Value Portfolio, the J.P. Morgan Portfolio, the QMA Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF INTERNATIONAL VALUE PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the International Value Portfolio and the Acquiring Portfolio are similar. The investment objective of the International Value Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objectives of the International Value Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the AST Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The International Value Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities and at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of Portfolio assets that may be invested in any single country. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if each Reorganization is not approved.

	International Value Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the International Value Portfolio is to seek capital growth.	The investment objective of the Acquiring Portfolio is to seek long-term growth of capital.	The investment objective of the Combined Portfolio is to seek long-term growth of capital.
Principal Investment Strategies:	In pursuing its investment objective, the International Value Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common characteristics or other derivative instruments whose value is based on common stocks such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps.
To achieve the International Value Portfolio's investment objective, the International Value Portfolio invests at least 65% of its net assets in the equity securities of foreign companies in at least three different countries, without limit as to the amount of International Value Portfolio assets that may be invested in any single country.

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

International Value Portfolio	Acquiring Portfolio	Combined Portfolio
A company is considered to be a foreign company if it satisfies at least one of the following criteria: (i) the company's securities are traded principally on stock exchanges in one or more foreign countries; (ii) the company derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) the company maintains 50% or more of its assets in one or more foreign countries; (iv) the company is organized under the laws of a foreign country; or (v) the company's principal executive office is located in a foreign country.
The International Value Portfolio may invest anywhere in the world, and the companies in which the International Value Portfolio invests may be of any size. The International Value Portfolio may invest in a limited number of industries or industry sectors.

The Acquiring Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Acquiring Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Acquiring Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

The Combined Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Combined Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Combined Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
The Combined Portfolio is allocated among five subadvisers: Jennison, J.P. Morgan, LSV, MFS and PGIM Quant. In addition, the Strategic Investment Research Group of the Manager ("SIRG") determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the International Value Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the International Value Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	International Value Portfolio	Acquiring Portfolio	Combined Portfolio
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes	Yes
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	No	Yes	Yes
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes

Principal Risks	International Value Portfolio	Acquiring Portfolio	Combined Portfolio
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio's Subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	Yes	Yes
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security's direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.	No	Yes	Yes

Principal Risks	International Value Portfolio	Acquiring Portfolio	Combined Portfolio
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	Yes	Yes	Yes

Principal Risks	International Value Portfolio	Acquiring Portfolio	Combined Portfolio
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios' expenses, which will reduce the Portfolio's performance.	No	Yes	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes

Principal Risks	International Value Portfolio	Acquiring Portfolio	Combined Portfolio
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of International Value Portfolio

A number of factors, including risk, can affect how the International Value Portfolio performs. The information below provides some indication of the risks of investing in the International Value Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the International Value Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 16.18% (4th Quarter of 2020) WORST QUARTER: -28.52 (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/21)

	1 YEAR	5 YEARS	10 YEARS
International Value Portfolio	7.64%	5.75%	5.72%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	11.78%	10.07%	8.53%

Average Annual Total Returns (as of 6/30/22)

	1 YEAR	5 YEARS	10 YEARS
International Value Portfolio	-14.79%	0.04%	3.79%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	-17.33%	2.69%	5.89%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 25.10% (2nd Quarter of 2020) WORST QUARTER: -17.73% (1st Quarter of 2020)

(1)  "Annual Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Average Annual Total Returns (as of 12/31/21)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	12.50%	18.03%	11.90%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	11.78%	10.07%	8.53%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Average Annual Total Returns (as of 6/30/22)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	-28.72%	5.81%	7.22%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	-17.33%	2.69%	5.89%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Capitalizations of International Value Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of November 30, 2022: (i) the capitalization of the International Value Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	International Value Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$324,979,243	$521,066,843	$—		$846,046,086
Total shares outstanding	15,660,742	23,154,437	(1,217,220	)(a)	37,597,959
Net asset value per share	$20.75	$22.50	$—		$22.50

(a)    Reflects the change in shares of the International Value Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the International Value Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the International Value Portfolio immediately prior to the Reorganization.

COMPARISON OF J.P. MORGAN PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the J.P. Morgan Portfolio and the Acquiring Portfolio are similar. The investment objective of the J.P. Morgan Portfolio is to seek capital growth. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objectives of the J.P. Morgan Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The J.P. Morgan Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies.. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if each Reorganization is not approved.

	J. P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the J.P. Morgan Portfolio is to seek capital growth.	The investment objective of the Acquiring Portfolio is to seek long-term growth of capital.	The investment objective of the Combined Portfolio is to seek long-term growth of capital.
Principal Investment Strategies:

In pursuing its investment objective, the J.P. Morgan Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred

In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred

J. P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.
The J.P. Morgan Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-US countries and emerging markets of the world. The equity securities are ordinarily traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The J.P. Morgan Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.	stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
The Acquiring Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Acquiring Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Acquiring Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.	stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
The Combined Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Combined Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Combined Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
The Combined Portfolio is allocated among five subadvisers: Jennison, J.P. Morgan, LSV, MFS and PGIM Quant. In addition, SIRG determines the allocation among the subadvisers based

J. P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the J.P. Morgan Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the J.P. Morgan Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	J.P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes	Yes
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	No	Yes	Yes

Principal Risks	J.P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio's Subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	Yes	Yes

Principal Risks	J.P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security's direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.	No	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes

Principal Risks	J.P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.	Yes	No	No
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	No	Yes	Yes

Principal Risks	J.P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios' expenses, which will reduce the Portfolio's performance.	No	Yes	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes

Principal Risks	J.P. Morgan Portfolio	Acquiring Portfolio	Combined Portfolio
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of J.P. Morgan Portfolio

A number of factors, including risk, can affect how the J.P. Morgan Portfolio performs. The information below provides some indication of the risks of investing in the J.P. Morgan Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the J.P. Morgan Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 16.86% (2nd Quarter of 2020) WORST QUARTER: -21.71% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/21)

	1 YEAR	5 YEARS	10 YEARS
J.P. Morgan Portfolio	11.07%	11.32%	8.35%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	11.78%	10.07%	8.53%

Average Annual Total Returns (as of 6/30/22)

	1 YEAR	5 YEARS	10 YEARS
J.P. Morgan Portfolio	-21.45%	2.20%	4.77%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	-17.33%	2.69%	5.89%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 25.10% (2nd Quarter of 2020) WORST QUARTER: -17.73% (1st Quarter of 2020)

(1)  "Annual Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Average Annual Total Returns (as of 12/31/21)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	12.50%	18.03%	11.90%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	11.78%	10.07%	8.53%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Average Annual Total Returns (as of 6/30/22)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	-28.72%	5.81%	7.22%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	-17.33%	2.69%	5.89%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Capitalizations of J.P. Morgan Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of November 30, 2022: (i) the capitalization of the J.P. Morgan Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	J.P. Morgan Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$369,813,581	$521,066,843			$890,880,424
Total shares outstanding	11,155,647	23,154,437	5,280,512	(a)	39,590,596
Net asset value per share	$33.15	$22.50			$22.50

(a)    Reflects the change in shares of the J.P. Morgan Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the J.P. Morgan Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the J.P. Morgan Portfolio immediately prior to the Reorganization.

COMPARISON OF QMA PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the QMA Portfolio and the Acquiring Portfolio are similar. The investment objective of the QMA Portfolio is to seek long-term capital appreciation. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objectives of the QMA Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have substantially similar principal investment strategies. The QMA Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are located, organized, or headquartered in developed market countries outside of the United States or included as developed market issuers in one or more broad-based market indices. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies.. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if each Reorganization is not approved.

	QMA Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objective of the QMA Portfolio is to seek long-term capital appreciation.	The investment objective of the Acquiring Portfolio is to seek long-term growth of capital.	The investment objective of the Combined Portfolio is to seek long-term growth of capital.
Principal Investment Strategies:

In pursuing its investment objective, the QMA Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities, including but not limited to common stock, preferred stock, securities convertible into or exchangeable for stock, rights, warrants, depository receipts for those securities, exchange-traded funds, futures

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or

In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or

QMA Portfolio	Acquiring Portfolio	Combined Portfolio
and swaps of or relating to issuers that are: (i) located, organized or headquartered in developed market countries outside of the US or (ii) included (or scheduled for inclusion by the index provider) as developed market issuers in one or more broad-based market indices.
The subadviser employs an equity investment strategy using a quantitatively driven, bottom-up investment process based on fundamental insights. The stock selection process utilizes an adaptive model that evaluates stocks differently based on their characteristics. The subadviser constructs a portfolio that seeks to maximize the QMA Portfolio's investment in the most attractive stocks identified by the model subject to risk constraints.	exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
The Acquiring Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Acquiring Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Acquiring Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.	exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
The Combined Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Combined Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Combined Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.

QMA Portfolio	Acquiring Portfolio	Combined Portfolio

The Combined Portfolio is allocated among five subadvisers: Jennison, J.P. Morgan, LSV, MFS and PGIM Quant. In addition, SIRG determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the QMA Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the QMA Portfolio involves similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	QMA Portfolio	Acquiring Portfolio	Combined Portfolio
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	No	Yes	Yes
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	No	Yes	Yes

Principal Risks	QMA Portfolio	Acquiring Portfolio	Combined Portfolio
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio's Subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	No	Yes	Yes

Principal Risks	QMA Portfolio	Acquiring Portfolio	Combined Portfolio
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security's direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.	No	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes

Principal Risks	QMA Portfolio	Acquiring Portfolio	Combined Portfolio
Blend Style Risk. The Portfolio's blend investment style may subject the Portfolio to risks of both value and growth investing. The portion of the Portfolio's portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high-quality stocks with good future growth prospects. The portion of the Portfolio's portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security's intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Portfolio's assessment of market conditions or a company's value is inaccurate, the Portfolio could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the overall Portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.	Yes	No	No
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	No	Yes	Yes

Principal Risks	QMA Portfolio	Acquiring Portfolio	Combined Portfolio
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios' expenses, which will reduce the Portfolio's performance.	No	Yes	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	No	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes

Principal Risks	QMA Portfolio	Acquiring Portfolio	Combined Portfolio
Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of the Portfolio's securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio's turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.	Yes	No	No
Quantitative Model Risk. The Portfolio and certain Underlying Portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective. A given model may be more effective with certain instruments or strategies than others, and there can be no assurance that any model can identify and incorporate all factors that will affect an investment's price or performance.	Yes	No	No
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	Yes	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes
Value Style Risk. Value style investing attempts to identify companies that are believed to be undervalued. Value stocks typically have prices that are low relative to factors such as the company's earnings, cash flow or dividends. Since the Portfolio may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long.	Yes	No	No

Performance of QMA Portfolio

A number of factors, including risk, can affect how the QMA Portfolio performs. The information below provides some indication of the risks of investing in the QMA Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the QMA Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 16.41% (2nd Quarter of 2020) WORST QUARTER: -23.69% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/21)

	1 YEAR	5 YEARS	SINCE INCEPTION		INCEPTION DATE
QMA Portfolio	12.12%	8.03%	6.05%		01/05/15
MSCI Europe, Australasia and the Far East (EAFE) Index (ND) (reflects no deduction for fees, expenses or taxes)	11.26%	9.55%	6.76	%*	—

*  Since Inception returns for the Index are measured from the month-end closest to the inception date.

Average Annual Total Returns (as of 6/30/22)

	1 YEAR	5 YEARS	SINCE INCEPTION		INCEPTION DATE
QMA Portfolio	-17.28%	0.97%	2.80%		01/05/15
MSCI Europe, Australasia and the Far East (EAFE) Index (ND) (reflects no deduction for fees, expenses or taxes)	-17.33%	2.69%	3.74	%*	—

*  Since Inception returns for the Index are measured from the month-end closest to the inception date.

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 25.10% (2nd Quarter of 2020) WORST QUARTER: -17.73% (1st Quarter of 2020)

(1)  "Annual Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Average Annual Total Returns (as of 12/31/21)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	12.50%	18.03%	11.90%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	11.78%	10.07%	8.53%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Average Annual Total Returns (as of 6/30/22)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	-28.72%	5.81%	7.22%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	-17.33%	2.69%	5.89%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Capitalizations of QMA Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of November 30, 2022: (i) the capitalization of the QMA Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	QMA Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$10,895,667	$521,066,843			$531,962,510
Total shares outstanding	831,332	23,154,437	(347,080	)(a)	23,638,689
Net asset value per share	$13.11	$22.50			$22.50

(a)    Reflects the change in shares of the QMA Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the QMA Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the QMA Portfolio immediately prior to the Reorganization.

COMPARISON OF PSF INTERNATIONAL PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the PSF International Portfolio and the Acquiring Portfolio are substantially similar. The investment objective of the PSF International Portfolio is long-term growth of capital. The investment objective of the Acquiring Portfolio is to seek long-term growth of capital. The investment objectives of the PSF International Portfolio and the Acquiring Portfolio are non-fundamental, meaning that they can be changed by the Board without shareholder approval.

The Portfolios also have similar principal investment strategies. The PSF International Portfolio normally invests at least 65% of its total assets in equity and equity-related securities (such as common stock) of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. The Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States.

As explained above, effective on the date of the Reorganization, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. Effective on or about the effective date of the Reorganization, the Acquiring Portfolio's principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio as set forth below. The principal investment strategies of the Combined Portfolio are substantially similar to the principal investment strategies of the Acquiring Portfolio. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if each Reorganization is not approved.

	PSF International Portfolio	Acquiring Portfolio	Combined Portfolio
Investment Objective:	The investment objecting of the PSF International Portfolio is long-term growth of capital.	The investment objective of the Acquiring Portfolio is to seek long-term growth of capital.	The investment objective of the Combined Portfolio is to seek long-term growth of capital.
Principal Investment Strategies:

In pursuing its investment objective, the PSF International Portfolio invests at least 65% of its total assets in equity and equity-related securities (such as common stock) of foreign companies operating or based in at least five different countries, which may include countries with emerging markets. A company is considered to be a foreign company if it satisfies at least one of the following criteria: its securities are traded principally on stock exchanges in one or more foreign countries; it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; it maintains 50% or more of its assets in one or more foreign countries; it is organized under the laws of a foreign country; or its principal executive

In pursuing its investment objective, the Acquiring Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts

In pursuing its investment objective, the Combined Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity and equity-related securities of issuers that are economically tied to countries other than the United States. Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts

PSF International Portfolio	Acquiring Portfolio	Combined Portfolio
office is located in a foreign country. The PSF International Portfolio may invest anywhere in the world, but generally not the US. The PSF International Portfolio primarily invests in securities of non-US growth companies whose shares appear attractively valued on a relative and absolute basis. The PSF International Portfolio looks primarily for stocks of companies that have above average actual and potential earnings growth over the long-term and strong financial and operational characteristics. These companies typically have characteristics such as above average growth in earnings and cash flow, improving profitability, strong balance sheets, management strength and strong market share for its products. The PSF International Portfolio also tries to buy such stocks at attractive prices in relation to their growth prospects. The PSF International Portfolio invests primarily in the securities of large and medium-sized foreign companies, although it may also invest in companies of all sizes.
Equity and equity-related securities include, but are not limited to, common stocks, securities convertible or exchangeable for common stock or the cash value of common stock, preferred stocks, warrants and rights that can be exercised to obtain stock, investments in various types of business ventures including partnerships and business development companies, investments in	(REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
The Acquiring Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Acquiring Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Acquiring Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.	(REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.
The Combined Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Combined Portfolio normally invests primarily in securities of issuers from at least five different countries, which may include countries with emerging markets, excluding the United States. Although the Combined Portfolio intends to invest at least 80% of its assets in the securities of issuers located outside the United States, it may at times invest in US issuers and it may at times invest all of its assets in fewer than five countries or even a single country.
The Combined Portfolio is allocated among five subadvisers: Jennison, J.P. Morgan, LSV, MFS and PGIM Quant. In addition, SIRG determines the allocation among the subadvisers based on its analysis, taking into account market conditions, risks and other factors.

PSF International Portfolio	Acquiring Portfolio	Combined Portfolio

other mutual funds, exchange-traded funds (ETFs), securities of real estate investment trusts (REITs) and income and royalty trusts, structured securities including participation notes (P-Notes) and low exercise price warrants (LEPWs) or other similar securities and American Depositary Receipts (ADRs) and other similar receipts or shares, in both listed and unlisted form.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree, and it is possible that you could lose money by investing in each of the Portfolios. As previously noted, the PSF International Portfolio, the Acquiring Portfolio, and the Combined Portfolio have similar investment objectives and substantially similar principal investment strategies. An investment in the PSF International Portfolio involves substantially similar risks as an investment in the Acquiring Portfolio or the Combined Portfolio, as noted below. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can't guarantee success.

Principal Risks	PSF International Portfolio	Acquiring Portfolio	Combined Portfolio
Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer's financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.	Yes	Yes	Yes
Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objective, strategies and policies. In addition, the market price of an ETF's shares may trade above or below its net asset value and there may not be an active trading market for an ETF's shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.	Yes	Yes	Yes
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.	Yes	No	No

Principal Risks	PSF International Portfolio	Acquiring Portfolio	Combined Portfolio
Foreign Investment Risk. Investments in foreign securities generally involve more risk than investments in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds; and certain events in foreign markets may adversely affect foreign and domestic issuers, including interruptions in the global supply chain, natural disasters and outbreaks of infectious diseases.	Yes	Yes	Yes
Emerging Markets Risk. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic, political and social systems that are less developed, and can be expected to be less stable, than those of more developed countries. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect the ability of the Manager or a Portfolio's Subadviser(s) to evaluate local companies or their potential impact on a Portfolio's performance. For example, the economies of such countries can be subject to currency devaluations and rapid and unpredictable (and in some cases, extremely high) rates of inflation or deflation. Low trading volumes may result in a lack of liquidity, price volatility and valuation difficulties. Regulatory regimes outside of the US may not require or enforce corporate governance standards comparable to that of the US, which may result in less protections for investors in such issuers and make such issuers more susceptible to actions not in the best interest of the issuer or its investors. Emerging market countries may have policies that restrict investments by foreign investors, or that prevent foreign investors from withdrawing their money at will, which may make it difficult for a Portfolio to invest in such countries or increase the administrative costs of such investments. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa. A Portfolio may invest in some emerging markets through trading structures or protocols that subject it to risks such as those associated with decreased liquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.	Yes	Yes	Yes

Principal Risks	PSF International Portfolio	Acquiring Portfolio	Combined Portfolio
Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.	Yes	Yes	Yes
Participation Notes (P-Notes) Risk. The Portfolio may gain exposure to securities traded in foreign markets through P-notes. In addition to risks similar to those associated with a direct investment in the underlying security, such as foreign investment risk, the holder of a P-note is not entitled to the same rights as an underlying security's direct owner and P-notes are considered general unsecured contractual obligations and are subject to counterparty credit risks.	Yes	Yes	Yes
Asset Transfer Program Risk. Predetermined, nondiscretionary mathematical formulas used by the Participating Insurance Companies to manage the guarantees offered in connection with certain benefit programs under the Contracts may result in systematic transfers of assets among the investment options under the Contracts, including the Portfolio. These formulas may result in large-scale asset flows into and out of the Portfolio, which could adversely affect the Portfolio, including its risk profile, expenses and performance. For example, the asset flows may adversely affect performance by requiring the Portfolio to purchase or sell securities at inopportune times, by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies, or by requiring the Portfolio to hold a larger portion of its assets in highly liquid securities than it otherwise would hold. The asset flows may also result in high turnover, low asset levels and high operating expense ratios for the Portfolio. The asset flows could remove all or substantially all of the assets of the Portfolio. The efficient operation of the asset flows depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended which in turn could adversely affect performance.	Yes	Yes	Yes
Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.	Yes	Yes	Yes

Principal Risks	PSF International Portfolio	Acquiring Portfolio	Combined Portfolio
Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the "Annual Portfolio Operating Expenses" table above for a variety of reasons, including, for example, if the Portfolio's average net assets decrease.	Yes	Yes	Yes
Focus Risk. The Portfolio focuses or may focus its investments in particular countries, regions, industries, sectors, markets, or types of investments and may accumulate large positions in such areas. As a result, the Portfolio's performance may be more sensitive to a small group of related holdings and adverse developments in such areas than a portfolio more broadly invested, although the increasing interconnectivity between economies and financial markets throughout the world increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.	No	Yes	Yes
Fund of Funds Risk. In addition to the risks associated with the investment in the Underlying Portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the Underlying Portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the Underlying Portfolios' expenses, which will reduce the Portfolio's performance.	No	Yes	Yes
Investment Style Risk. Securities held by the Portfolio as a result of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall, stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.	Yes	Yes	Yes
Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio's net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust's Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of the security. The Portfolio is subject to a liquidity risk management program, which limits the ability of the Portfolio to invest in illiquid investments.	Yes	Yes	Yes

Principal Risks	PSF International Portfolio	Acquiring Portfolio	Combined Portfolio
Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. Investment techniques, risk analyses and investment strategies, which may include quantitative models or methods, used by a subadviser in making investment decisions for the Portfolio are subject to human error and may not produce the intended or desired results. The value of the Portfolio's investments may be negatively affected by the occurrence of domestic or global events, including war, terrorism, environmental disasters, natural disasters or events, political or civil instability, and public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics), among others. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. There is no guarantee that the investment objective of the Portfolio will be achieved.	Yes	Yes	Yes
Redemption Risk. A Portfolio that serves as an underlying fund for a fund of funds is subject to certain risks. When a fund of funds reallocates or rebalances its investments, an underlying fund may experience relatively large redemptions or investments. These transactions may cause the Portfolio serving as the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times that it would not otherwise do so, and may as a result increase transaction costs or adversely affect Portfolio performance.	No	Yes	Yes
Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. Changes in laws and regulations may materially impact the Portfolio, a security, business, sector or market.	Yes	Yes	Yes

Performance of PSF International Portfolio

A number of factors, including risk, can affect how the PSF International Portfolio performs. The information below provides some indication of the risks of investing in the PSF International Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the PSF International Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

BEST QUARTER: 25.62% (2nd Quarter of 2020) WORST QUARTER: -17.56% (1st Quarter of 2020)

Average Annual Total Returns (as of 12/31/21)

	1 YEAR	5 YEARS	10 YEARS
PSF International Portfolio (Class I Shares)	12.48%	18.43%	12.28%
PSF International Portfolio (Class II Shares)	12.09%	17.99%	11.84%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	11.78%	10.07%	8.53%

Average Annual Total Returns (as of 6/30/22)

	1 YEAR	5 YEARS	10 YEARS
PSF International Portfolio (Class I Shares)	-29.09%	6.03%	7.38%
PSF International Portfolio (Class II Shares)	-29.31%	5.63%	6.97%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	-17.33%	2.69%	5.89%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year, and by showing how its average annual returns over various time periods compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

On the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned." As part of the Repositioning, the principal investment strategies will be revised to reflect the principal investment strategies of the Combined Portfolio, as set forth above. The Repositioning is not reflected in the performance information provided below.

The annual returns and average annual returns shown in the chart and tables are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns(1)

BEST QUARTER: 25.10% (2nd Quarter of 2020) WORST QUARTER: -17.73% (1st Quarter of 2020)

(1)  "Annual Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Average Annual Total Returns (as of 12/31/21)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	12.50%	18.03%	11.90%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes)	11.78%	10.07%	8.53%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be "repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Average Annual Total Returns (as of 6/30/22)(1)

	1 YEAR	5 YEARS	10 YEARS
Acquiring Portfolio	-28.72%	5.81%	7.22%
MSCI Europe, Australasia and the Far East (EAFE) Index (GD) (reflects no deduction for fees, expenses or taxes).	-17.33%	2.69%	5.89%

(1)  "Average Annual Total Returns," as presented, only reflect the performance of Jennison, Neuberger Berman, and William Blair, the current subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, the Acquiring Portfolio will be

"repositioned," which involves adding LSV, MFS, J.P. Morgan, and PGIM Quant as additional subadvisers to the Acquiring Portfolio to serve alongside Jennison, and changing the Acquiring Portfolio's principal investment strategies. In addition, effective on such date, the Acquiring Portfolio will be renamed "AST International Equity Portfolio" and the contractual management fee for the Acquiring Portfolio will be reduced. The Manager will not move forward with the repositioning or the reduction of the contractual management fee if the Reorganizations are not approved.

Capitalizations of PSF International Portfolio and Acquiring Portfolio Before and After Reorganization

The following table sets forth, as of November 30, 2022: (i) the capitalization of the PSF International Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	PSF International Portfolio (Class I) (unaudited)	PSF International Portfolio (Class II) (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$74,495,455	$111,139	$521,066,843	$—		$595,673,437
Total shares outstanding	7,292,236	11,434	23,154,437	(3,987,821	)(a)	26,470,286
Net asset value per share	$10.22	$9.72	$22.50	$—		$22.50

(a)    Reflects the change in shares of the PSF International Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the PSF International Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the PSF International Portfolio immediately prior to the Reorganization.

COMPARISON OF THE TARGET PORTFOLIOS,
ACQUIRING PORTFOLIO AND COMBINED PORTFOLIO

Additional information regarding the Acquiring Portfolio's investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, annual portfolio operating expenses, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Capitalizations of the Target Portfolios, Acquiring Portfolio and Combined Portfolio Before and After Reorganizations

The following tables set forth, as of November 30, 2022: (i) the capitalization of each of the Target Portfolios, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio (all Portfolios) as adjusted to give effect to the Reorganizations.

	International Value Portfolio (unaudited)	J.P. Morgan Portfolio (unaudited)	QMA Portfolio (unaudited)	PSF International Portfolio (Class I) (unaudited)	PSF International Portfolio (Class II) (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$324,979,243	$369,813,581	$10,895,667	$74,495,455	$111,139	$521,066,843	$—		$1,301,361,928
Total shares outstanding	15,660,742	11,155,647	831,332	7,292,236	11,434	23,154,437	(271,609	)(a)	57,834,219
Net asset value per share	$20.75	$33.15	$13.11	$10.22	$9.72	$22.50	$—		$22.50

(a)    Reflects the change in shares of the Target Portfolios upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolios would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolios immediately prior to the Reorganization.

MANAGEMENT OF THE TARGET PORTFOLIOS,
THE ACQUIRING PORTFOLIO AND THE COMBINED PORTFOLIO

This section provides more information about: (i) PGIM Investments and ASTIS, (ii) LSV as subadviser to the International Value Portfolio and the Combined Portfolio, (iii) J.P. Morgan as subadviser to the J.P. Morgan Portfolio and the Combined Portfolio (iv) PGIM Quant as subadviser to the QMA Portfolio and the Combined Portfolio, (v) Jennison as subadviser to the PSF International Portfolio, the Acquiring Portfolio and the Combined Portfolio, (vi) William Blair and Neuberger Berman as subadvisers to the PSF International Portfolio and the Acquiring Portfolio, (vii) Lazard as subadviser to the International Value Portfolio, and (viii) MFS as subadviser to the Combined Portfolio.

Investment Management Arrangements

The International Value Portfolio, the J.P. Morgan Portfolio, and the Acquiring Portfolio are managed by both PGIM Investments, 655 Broad Street, Newark, NJ 07102, and ASTIS, One Corporate Drive, Shelton, Connecticut 06484. The AST QMA International Core Equity Portfolio and the PSF International Growth Portfolio are managed solely by PGIM Investments. As previously noted, the term Manager is used to refer to both PGIM Investments and ASTIS.

As of September 30, 2022, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $276.9 trillion. PGIM Investments is an indirect wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential"). PGIM Investments has been in the business of providing advisory services since 1996.

As of September 30, 2022, ASTIS served as investment manager to certain Prudential U.S. and offshore open-end investment companies with aggregate assets of approximately $113.5 trillion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

The Investment Management Agreements between the Manager and AST or PSF on behalf of the Target Portfolios and the Acquiring Portfolio (the "Management Agreements"), provide that the Manager will furnish the Target Portfolios and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolios and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

AST and PSF use a "manager-of-managers" structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolios and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. AST and PSF have obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolios and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to AST and PSF) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolios and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolios or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolios or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolios or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board's approvals of the Management Agreements and the subadvisory agreements are available in the semi-annual reports (for agreements approved during the six-month period ended June 30) and in the annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolios and the Acquiring Portfolio. The International Value Portfolio is subadvised by LSV and Lazard. The J.P. Morgan Portfolio is subadvised by J.P. Morgan. The QMA Portfolio is subadvised by PGIM Quant. The PSF International Portfolio is subadvised by William Blair, Neuberger Berman and Jennison. The Acquiring Portfolio is subadvised by William Blair, Neuberger Berman and Jennison. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager. If the Reorganizations are approved, the Combined Portfolio will be managed by Jennison, J.P. Morgan, LSV, and MFS.

Descriptions of the subadvisers and the portfolio managers are set forth below:

International Value Portfolio and Combined Portfolio (SIRG and LSV Segment)

PGIM Investments. Rick Babich and Jeffrey Peasley are jointly and primarily responsible for the International Value Portfolio's and the Combined Portfolio's asset allocations.

Rick Babich serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the day-to-day management of single asset class, multi-manager portfolios, the overall manager research effort and the management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments, and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at Commerzbank in the Alternative Investment Strategies group, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Mr. Babich also worked in various roles at Morgan Stanley and JP Morgan & Co. He began his career in finance as a Trader Assistant at the Caxton Corporation. Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value,

Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2005, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

LSV Asset Management (LSV) was formed in 1994. LSV is a quantitative value equity manager providing active asset management for institutional clients through the application of a proprietary model. As of September 30, 2022, LSV had approximately $82.3 billion in assets under management. LSV's address is 155 North Wacker Drive, 46th Floor, Chicago, Illinois 60606.

The portfolio managers jointly and primarily responsible for the day-to-day management of the segment of the International Value Portfolio and the Combined Portfolio managed by LSV are Josef Lakonishok, Ph.D., Menno Vermeulen, CFA, Puneet Mansharamani, CFA, Greg Sleight and Guy Lakonishok, CFA.

Josef Lakonishok, Ph.D., has served as CEO, CIO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 44 years of investment and research experience.

Menno Vermeulen, CFA has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Portfolio Manager and Partner since 1998. He has more than 29 years of investment experience.

Puneet Mansharamani, CFA has served as a Senior Quantitative Analyst of LSV since 2000 and a Partner and Portfolio Manager since 2006. He has more than 22 years of investment experience.

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a Partner since 2012 and Portfolio Manager since 2014. He has more than 15 years of investment experience.

Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a Partner since 2013 and Portfolio Manager since 2014. He has more than 20 years of investment experience.

Lazard Asset Management LLC (Lazard), an indirect, wholly-owned subsidiary of Lazard Ltd, is known for its global perspective on investing and decades of experience with global, regional and domestic portfolios. With more than 300 investment personnel worldwide, they offer investors an array of equity, fixed income, and alternative investment solutions from their network of offices throughout the world. As of September 30, 2022, Lazard had over $171.2 billion in assets under management. Lazard's address is 30 Rockefeller Plaza, New York, New York 10112-6300.

The portfolio managers jointly and primarily responsible for the day-to-day management of the segment of the International Value Portfolio managed by Lazard are Michael G. Fry, Michael A. Bennett, Giles Edwards, Kevin J. Matthews, Michael Powers and John R. Reinsberg.

Michael G. Fry is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1981. Prior to joining Lazard in 2005, Michael was Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities with UBS Global Asset Management, and was also previously with Armstrong Jones Fund Management, Schroder Investment Management, and Price Waterhouse in Australia. He has a BE from Flinders University, Australia. Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Michael Bennett is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. He is a member of the firm's Global Management Committee and leads the activities of the Investment Council. Michael began working in the investment field in 1986. Prior to joining Lazard in 1992, Michael was with G.E. Investment Corporation, Keith Lippert Associates and became a CPA while at Arthur Andersen. He has an MBA from University of Chicago and a BS in Accounting from New York University.

Giles Edwards is a Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. Prior to joining the investment teams, he was a Research Analyst with a background in media, automotive, and services. Prior to joining Lazard in 2008, Giles was a Management Accountant at BSkyB, completing his CIMA qualifications. He has a BA (Hons) in Politics and Economics from the University of Newcastle upon Tyne.

Kevin Matthews is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. Prior to joining the investment teams, he was a Research Analyst with a background in financials, automotive, aerospace, and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Kevin has a BA in Politics and Philosophy from St. Chad's College, Durham University. He is a Mentor/Supporter at Minds Matter NYC, Chair of the board of HERE Theatre, a member of the Council on Foreign Relations, a WSET Advanced Level holder, and an Ironman triathlete. Kevin is a CFA® charterholder.

Michael Powers is a Senior Advisor of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.

John Reinsberg is Deputy Chairman of Lazard Asset Management LLC and Head of International and Global Strategies. He is also a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, John was Executive Vice President with General Electric Investment Corporation and Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John has an MBA from Columbia University and a BA from the University of Pennsylvania. He is an Overseer of the University of Pennsylvania School of Arts and Sciences, Chairman of the University of Pennsylvania Huntsman Program Advisory Board, a Trustee of the NPR Foundation (National Public Radio), a Member of the Board of Directors of the Alliance for Cancer Gene Therapy, and a Member of the Board of Directors of the US Institute (Institutional Investor).

J.P. Morgan Portfolio and Combined Portfolio (J.P. Morgan Segment)

J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of September 30, 2022, J.P. Morgan and its affiliated companies had approximately $2,234,158 trillion in assets under management worldwide. J.P. Morgan's address is 383 Madison Avenue, New York, NY 10179.

The portfolio managers jointly and primarily responsible for the day-to-day management of the J.P. Morgan Portfolio are Tom Murray, Shane Duffy, James Sutton and Zenah Shuhaiber.

Tom Murray, managing director, is a portfolio manager in International Equity Group based in London, with particular responsibility for EAFE and ACWI ex US portfolios. An employee since 1996, Tom was previously the Global Sector specialist responsible for the Energy Sector. Tom holds a BA (Hons) in Classics from Bristol University and is a CFA charterholder.

Shane Duffy, managing director, is a portfolio manager in the International Equity Group. Shane works on EAFE portfolios, in particular those in the International Growth and International Unconstrained strategies. Previously, Shane worked as a global sector specialist with responsibility for consumer discretionary stocks. Shane joined the team in 1999, holds a MA in History from Cambridge University, and is a CFA charterholder.

James Sutton, executive director, is a portfolio manager and global sector specialist within the J.P. Morgan Asset Management International Equity Group, based in London. An employee since 2010, James joined the firm as a graduate trainee. He was previously an analyst on the Global Natural Resources strategies. James obtained a BA in Modern History from the University of Oxford and is a CFA charterholder.

Zenah Shuhaiber, executive director, is a portfolio manager within the J.P. Morgan Asset Management International Equity Group, based in London. An employee since 2005, she obtained a MA in Economics and Management at the University of Oxford. Zenah is a CFA charterholder.

QMA Portfolio and Combined Portfolio (PGIM Quantitative Solutions Segment)

PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions) is a registered investment adviser, is a wholly-owned and independently-operated subsidiary of PGIM, the global investment management businesses of Prudential Financial, Inc. PGIM Quantitative Solutions began managing multi-asset portfolios for institutional investors in 1975. As of September 30, 2022, PGIM Quantitative Solutions managed approximately $81 billion in quantitative equity and global multi-asset solutions for a global client base of pension funds, endowments, foundations, sovereign wealth funds and subadvisory accounts. With offices in Newark, San Francisco and London, PGIM Quantitative Solutions primary address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

PGIM Quantitative Solutions uses a team of portfolio managers and analysts to manage the QMA Portfolio and the PGIM Quantitative Solutions segment of the Combined Portfolio. The following portfolio managers share joint and primary responsibility for managing the QMA Portfolio's and the Combined Portfolio's day-to-day activities:

Wen Jin, PhD, CFA, is a Managing Director and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. He is responsible for portfolio management, analysis and research. Prior to joining PGIM Quantitative Solutions, Wen was a Portfolio Manager and the Head of Quantitative Strategy and Trading at Aristeia Capital Management, where he oversaw derivatives valuation, quantitative trading strategy development and portfolio management. Previously, Wen was a Senior Quantitative Strategist in the options trading group at Citadel Investment Group, where he was responsible for the development of equity option arbitrage and volatility arbitrage strategies. Wen's articles have appeared in the Journal of Accounting Research and Wall Street Horizon, among other leading publications. He earned a BS in physics from University of Sciences and Technology of China, and an MA and PhD in physics from Columbia University.

Ken D'Souza, CFA, is a Principal and Portfolio Manager for PGIM Quantitative Solutions working within the Quantitative Equity team. He is responsible for portfolio management, analysis and research. Prior to joining PGIM Quantitative Solutions, Ken managed emerging markets portfolios as a Quantitative Analyst at Batterymarch, and held various roles in engineering, management and product development at Shaw Industries Group, a subsidiary of Berkshire Hathaway. Ken earned a BS in chemical engineering from the Georgia Institute of Technology, an MS in both management science and engineering from Stanford University and an MBA from the University of Chicago. He has served on the Board of Directors of the CFA Society of Boston, and is an officer and member of the Board of Directors of the Society of Quantitative Analysts.

Stacie L. Mintz, CFA, is a Managing Director, Head of the Quantitative Equity team and Portfolio Manager for PGIM Quantitative Solutions. She leads the portfolio managers on the Quantitative Equity team and is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for PGIM Quantitative Solutions. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

PSF International Portfolio, Acquiring Portfolio and Combined Portfolio (SIRG and Jennison Segment)

PGIM Investments. Rick T. Babich, CFA and Jeffrey Peasley are jointly and primarily responsible for the PSF International Portfolio's, the Acquiring Portfolio's and the Combined Portfolio's asset allocations.

Rick T. Babich, CFA serves as a Portfolio Manager and the Head of Manager Research for the Strategic Investment Research Group (SIRG). He is responsible for the management of single asset class, multi-manager portfolios, the overall manager research effort, and the day-to-day management of the analyst team. Prior to joining Prudential, Mr. Babich was a Director of Research for Parker Global Strategies, an alternative investment firm specializing in fund of fund solutions for insurance companies, pensions, endowments, and high net worth individuals, where he served on their Investment and Executive committees. Prior, he was a research analyst at

Commerzbank in the Alternative Investment Strategies group from 2004 until 2008, responsible for sourcing managers, performing due diligence, and monitoring the investment portfolio. Prior to joining Commerzbank, Mr. Babich worked in various roles at Morgan Stanley between 2000 and 2004, first as the Manager of Structured Product Control in the Institutional Equity Division, next as the Senior Manager of OTC Production, and finally as Senior Manager of Valuation Risk Control. Mr. Babich was an Associate of Middle Office Proprietary Trading at JP Morgan & Co from 1996 through 2000. He began his career in finance as a Trader Assistant at the Caxton Corporation Mr. Babich has a B.S. from Rutgers University in Environmental and Business Economics. He received his MBA from Fordham University with a concentration in Finance.

Jeffrey Peasley is a Vice President, Portfolio Manager, and Senior Research Analyst in PGIM Investments' Strategic Investment Research Group (SIRG). He joined SIRG in February 2009 and is responsible for the management of single asset class, multi-manager portfolios and oversees a team of analysts who are responsible for the due diligence of equity subadvisors. Prior to joining SIRG, Mr. Peasley was a product manager within the Retirement Plan Strategies department of Prudential Retirement. In this role, Jeff managed the Large Cap Value, Mid Cap Value, Mid Cap Blend and International mandate teams, where his responsibilities included product development, platform management, contract negotiations, sub-advisor relations, and communications. Before joining Prudential in 2009, Mr. Peasley spent the 15 years at Advest, Inc., a regional broker/dealer located in Hartford, CT. His last position at Advest was vice president of due diligence, where he was responsible for the day-to-day management of the department that selected money managers for Advest's wrap fee programs. Prior to that, Mr. Peasley was vice president and team leader of Managed Accounts Consulting at Advest, where he directed the group that oversaw the management of $1.5 billion in assets by institutional money managers. Mr. Peasley has a B.S. in Finance from the University of Connecticut.

William Blair Investment Management, LLC (William Blair). William Blair is an independent investment management firm and is affiliated with William Blair & Company, LLC, a 100% active-employee owned firm founded in 1935. As of September 30, 2022, William Blair managed approximately $52 billion in assets. William Blair's address is 150 North Riverside Plaza, Chicago, Illinois 60606.

Simon Fennell and Kenneth J. McAtamney are jointly and primarily responsible for the day-to-day management of the segment of the PSF International Portfolio and the Acquiring Portfolio managed by William Blair.

Simon Fennell, Partner, is a co-portfolio manager for the International Growth, International Small Cap Growth, and International Leaders strategies. Since joining the firm in 2011, Mr. Fennell previously served as a TMT Research Analyst, also focusing on idea generation and strategy more broadly. Prior to joining William Blair, Simon was a Managing Director in the Equities division at Goldman Sachs in London and Boston, where he was responsible for institutional, equity research coverage for European and International stocks. Previously, Mr. Fennell was in the Corporate Finance Group at Lehman Brothers in London and Hong Kong, working in the M&A and Debt Capital Markets Groups. Education: MA, University of Edinburgh; MBA, Johnson Graduate School of Management, Cornell University.

Kenneth McAtamney, Partner, is a co-portfolio manager for the Global Leaders, International Growth, and International Leaders strategies. He joined William Blair in 2005 and previously served as co-director of research, as well as mid-large cap Industrials and Healthcare analyst. Prior to joining William Blair, Mr. McAtamney was a Vice President for Goldman Sachs and Co., responsible for institutional equity research coverage for both international and domestic equity, and he was a Corporate Banking Officer with NBD Bank. Education: BA, Michigan State University; MBA, Indiana University.

Neuberger Berman Investment Advisers LLC (NBIA). Is an indirect, wholly-owned subsidiary of Neuberger Berman Group LLC (Neuberger Berman). As of September 30, 2022, NBIA and its affiliates managed approximately $408 billion in assets. NBIA's address is 1290 Avenue of the Americas, New York, New York 10104.

Elias Cohen, CFA, and Thomas Hogan, CFA are jointly and primarily responsible for the day-to-day management of the segment of the PSF International Portfolio and the Acquiring Portfolio managed by Neuberger Berman.

Elias Cohen, CFA, Managing Director, joined Neuberger Berman in 2000. Mr. Cohen is a Portfolio Manager for the International Select strategy and a Senior Research Analyst on the Global Equity team covering Consumer Discretionary, Telecoms and IT. He earned a BA from Colby College and an MBA from New York University, the Stern School of Business, where he graduated with a specialization in Business Strategy. Elias has also been awarded the Chartered Financial Analyst designation.

Thomas Hogan, CFA, Managing Director, joined the firm in 2011. Thomas is an Associate Portfolio Manager on the International Equity team. Prior to joining the firm, he was an equity research analyst with Allianz Global Investors Capital, where he covered the financial services and healthcare sectors. Before that, he was an equity research associate with William Blair & Company, LLC. He began his career with Ibbotson Associates, where he was a senior consultant managing asset allocation-based projects for financial services firms. Thomas received an MBA from the University of Pennsylvania's Wharton School and a BA from the University of Notre Dame.

Jennison Associates LLC (Jennison) is organized under the laws of Delaware as single member limited liability company whose sole member is PGIM, Inc., which is a direct, wholly-owned subsidiary of PGIM Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2022, Jennison managed in excess of $163.9 billion in assets for institutional, mutual fund and certain other clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Mark B. Baribeau and Thomas F. Davis are jointly and primarily responsible for the day-to-day management of the segment of the PSF International Portfolio, the Acquiring Portfolio and the Combined Portfolio managed by Jennison and have final authority over all aspects of the segment's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Mark B. Baribeau, CFA, is a Manager Director, the Head of Global Equity, and a global equity, international and emerging markets portfolio manager. He joined Jennison in April 2011. He was previously with Loomis, Sayles & Company for more than 21 years, where he was a global equity and large cap growth portfolio manager. Prior to his tenure at Loomis, Mr. Baribeau was an economist at John Hancock Financial Services. He earned a BA in economics from the University of Vermont, an MA from the University of Maryland, and he holds the Chartered Financial Analyst (CFA) designation. Mr. Baribeau is a member of CFA Society Boston and the National Association of Business Economists.

Thomas F. Davis, is a Managing Director and a global and international equity portfolio manager. He joined Jennison in April 2011. He was previously with Loomis, Sayles & Company for 11 years, most recently as a co-portfolio manager of global equity portfolios. He began his tenure at Loomis as a research analyst. Prior to that, Mr. Davis was a global equity research analyst at Putnam Investments. He earned a BA in economics from Dartmouth College and an MBA from Duke University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Team members conduct research, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

Combined Portfolio

Massachusetts Financial Services Company (MFS). MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $508 billion as of September 30, 2022.

The portfolio managers from MFS who will be primarily responsible for the day-to-day management of the MFS segment of the Combined Portfolio are Jim Fallon, Matt Krummell, Jonathan Sage and Jed Stocks.

Jim Fallon, an Investment Officer of MFS, is a co-manager of the Combined Portfolio. He has been employed in the investment area of MFS since 1999.

Matt Krummell, an Investment Officer of MFS, is a co-manager of the Combined Portfolio. He has been employed in the investment area of MFS since 2001.

Jonathan Sage, an Investment Officer of MFS, is a co-manager of the Combined Portfolio. He has been employed in the investment area of MFS since 2000.

John Stocks, an Investment Officer of MFS, is a co-manager of the Combined Portfolio. He has been employed in the investment area of MFS since 2001.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAIs of AST or PSF provide additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolios, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of AST or PSF securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolios and the Acquiring Portfolio are set forth below:

AST International Value Portfolio

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST J.P. Morgan International Equity Portfolio

0.8325% of average daily net assets to $75 million;

0.6825% on next $225 million of average daily net assets;

0.6725% on next $200 million of average daily net assets;

0.6625% on next $250 million of average daily net assets;

0.6525% on next $2.5 billion of average daily net assets;

0.6425% on next $2.75 billion of average daily net assets;

0.6125% on next $4 billion of average daily net assets;

0.5925% over $10 billion of average daily net assets.

AST QMA International Core Equity Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

PSF International Growth Portfolio

0.85% of average daily net assets

AST International Growth Portfolio

0.8325% of average daily net assets to $300 million;

0.8225% on next $200 million of average daily net assets;

0.8125% on next $250 million of average daily net assets;

0.8025% on next $2.5 billion of average daily net assets;

0.7925% on next $2.75 billion of average daily net assets;

0.7625% on next $4 billion of average daily net assets;

0.7425% over $10 billion of average daily net assets

AST International Growth Portfolio (effective as of the Reorganization date)*

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

*  At Board meetings held on September 21-22, 2022, the Board approved an amendment to the Management Agreement between the Manager and the Acquiring Portfolio to reflect a reduction in the contractual management fee rates for the Acquiring Portfolio, effective as of the date of the Reorganization (which is expected to be on or about March 13, 2023).

Assuming completion of the Reorganizations and based on the assets under management for each of the Portfolios as of June 30, 2022, the effective management fee rate for the Combined Portfolio would be 0.69% based on the revised contractual investment management fee rate of the Acquiring Portfolio. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2022, and assuming completion of the Reorganizations on that date and taking into account the revised management fee, the pro forma annualized total net expense ratio for the Combined Portfolio is lower than or the same as the annualized total net expense ratio of the Target Portfolios.

VOTING INFORMATION

Approval of each Reorganization requires approval by a majority of the outstanding voting securities of the relevant Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Target Portfolio's outstanding voting securities is the lesser of (i) 67% of the Target Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of a Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve a Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to AST's Amended and Restated Declaration of Trust and PSF's Agreement and Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolios, will vote all shares of the Target Portfolios, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares or for instructions that are not clearly marked, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners ("Shadow Voting"). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager and other AST or PSF portfolios will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•  By mail, with the enclosed voting instruction card;

•  Over the Internet;

•  Attending the Meeting to be held at the offices of AST and PSF, 655 Broad Street, Newark, New Jersey 07102, and submitting your voting instructions; or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of AST or PSF, as applicable, by execution of subsequent voting instructions. In addition, you may revoke such instructions by attending the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of AST or PSF or the Participating Insurance Company. Broadridge, Inc. serves as the solicitor and the Participating Insurance Companies will pay such costs for solicitation. If the record owner of a Contract is a custodian, nominee, or fiduciary, the AST or PSF may send proxy materials to the record owner for any beneficial owners that such record owner may represent. AST or PSF may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIOS
AND THE ACQUIRING PORTFOLIO

The International Value Portfolio, the J.P. Morgan Portfolio, the QMA Portfolio and the Acquiring Portfolio are each a separate series of AST, and the PSF International Portfolio is a series of PSF. Both AST and PSF are open-end management investment companies registered with the SEC under the 1940 Act. Each of their series is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the International Value Portfolio, the J.P. Morgan Portfolio and the QMA Portfolio are included in the prospectus and AST SAI under file number 033-24962, dated April 25, 2022, and the portions of that prospectus and AST SAI relating to the International Value Portfolio, the J.P. Morgan Portfolio and the QMA Portfolio are incorporated herein by reference. Additional information about the PSF International Portfolio is included in the prospectus and PSF SAI under file number 002-80896, dated April 25, 2022, and the portions of that prospectus and PSF SAI relating to the PSF International Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the AST SAI. The AST SAI, under file number 033-24962, is incorporated herein by reference. These documents are available upon request and without charge by calling 1-800-778-2255 or by writing to AST or PSF at 655 Broad Street, Newark, New Jersey 07102.

AST or PSF, on behalf of the Target Portfolios and the Acquiring Portfolio, each file proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. AST and PSF also prepare annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from AST and PSF. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Target Portfolios and the Acquiring Portfolio had shares/votes outstanding as set forth in the table below.

Target/Acquiring Portfolios	Shares/Votes Outstanding
AST International Value Portfolio	15,403,116.364
AST J.P. Morgan International Equity Portfolio	11,110,885.663
AST QMA International Core Equity Portfolio	839,496.652
PSF International Growth Portfolio—Class I	7,287,472.411
PSF International Growth Portfolio—Class II	11,463.541
AST International Growth Portfolio	22,978,642.441

As of the Record Date, all of the shares of the Target Portfolios and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolios or the Acquiring Portfolio.

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
AST International Value Portfolio	Fortitude Life Insurance & Annuity Company (formerly Prudential Annuities Life Assurance Corporation) Attn Separate Accounts 17th Floor	213 Washington Street Newark, NJ 07102	3,641,287.274 / 23.64%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	4,763,798.179 / 30.93%
	Pruco Life Insurance Company PLAZ Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	3,890,420.744 / 25.26%
	Advanced Series Trust AST Moderate Multi-Asset Portfolio	Attn Joel Kallman 2 Gateway Center 6th Floor Newark, NJ 07102-0000	1,412,554.142 / 9.17%
AST J.P. Morgan International Equity Portfolio	Fortitude Life Insurance & Annuity Company (formerly Prudential Annuities Life Assurance Corporation) Attn Separate Accounts 17th Floor	213 Washington Street Newark, NJ 07102	3,167,639.424 / 28.51%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	4,505,063.023 / 40.55%
	Pruco Life Insurance Company PLAZ Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	2,584,572.955 / 23.26%
AST QMA International Core Equity Portfolio	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	710,279.083 / 84.61%

Target/ Acquiring Portfolios	Beneficial Owner Name*	Address	Shares/% Ownership
	Pruco Life Insurance Company PLNJ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	128,217.569 / 15.27%
PSF International Growth Portfolio—Class I	Pruco Life Insurance Company PLAZ Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	4,336,898.183 / 59.51%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	1,914,978.841 / 26.28%
	Pruco Life Insurance Company PLNJ Life Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	548,790.871 / 7.53%
PSF International Growth Portfolio—Class II	Separate Account A of Pacific Life Insurance Company	700 Newport Center Drive PO Box 9000 Newport Beach, CA 92660-0000	5,021.026 / 43.80%
	Talcott Resolution Life Insurance Company	PO Box 5051 Hartford, CT 06102-5051	4,790.164 / 41.79%
	Talcott Resolution Life and Annuity Insurance Company	PO Box 5051 Hartford, CT 06102-5051	1,652.351 / 14.41%
AST International Growth Portfolio	Fortitude	213 Washington Street Newark, NJ 07102	10,077,575.699 / 43.86%
	Pruco Life Insurance Company PLAZ Annuity Attn Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	9,921,226.776 / 43.18%
	Advanced Series Trust AST Moderate Multi-Asset Portfolio	Attn Joel Kallman 2 Gateway Central 6th Floor Newark, NJ 07102	1,322,134.580 / 5.75%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of AST or PSF, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights, which follow will help you evaluate the financial performance of the Target Portfolios and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolios and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolios and Acquiring Portfolio for the fiscal ended December 31, 2021 are derived from the financial statements audited by PricewaterhouseCoopers LLP, AST's and PSF's independent registered public accounting firm for such fiscal year, whose reports thereon were unqualified. The information for the fiscal years or periods (as applicable) prior to the fiscal year ended December 31, 2020 was audited by KPMG LLP, AST's and PSF's prior independent registered public accounting firm. AST's and PSF's financial statements are included in the applicable annual reports to shareholders, which are available upon request. The financial highlights for the Target Portfolios and the Acquiring Portfolio for the six-month period ended June 30, 2022, are unaudited and are included in the applicable semi-annual reports to shareholders, which are available upon request.

	AST International Value Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$22.96		$21.33	$21.46	$17.88		$21.32		$17.36
Income (Loss) From Investment Operations:
Net investment income (loss)	0.40		0.71	0.27	0.51		0.49		0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.71)		0.92	(0.40)	3.06		(3.95)		3.54
Total from investment operations	(3.31)		1.63	(0.13)	3.57		(3.46)		3.96
Capital Contributions	—		—	—	0.01	(b)(c)	0.02	(c)	—
Net Asset Value, end of period	$19.65		$22.96	$21.33	$21.46		$17.88		$21.32
Total Return(d)	(14.42)%		7.64%	(0.61)%	20.02	%(e)	(16.14	)%(f)	22.81%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$336		$455	$1,908	$1,993		$1,582		$2,322
Average net assets (in millions)	$397		$1,108	$1,588	$1,829		$2,080		$2,184
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.08	%(h)	1.09%	1.10%	1.09%		1.10%		1.10%
Expenses before waivers and/or expense reimbursement	1.16	%(h)	1.11%	1.11%	1.10%		1.10%		1.10%
Net investment income (loss)	3.66	%(h)	3.14%	1.47%	2.58%		2.37%		2.18%
Portfolio turnover rate(i)	17%		29%	54%	23%		26%		21%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the International Value Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the International Value Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the International Value Portfolio's tax status as a partnership.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 19.96%.

(f)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (16.23)%.

(g)  Does not include expenses of the underlying funds in which the International Value Portfolio invests.

(h)  Annualized.

(i)  The International Value Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the International Value Portfolio's portfolio turnover rate may be higher.

	AST J.P. Morgan International Equity Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$40.62		$36.57	$32.34	$25.42		$30.80		$23.76
Income (Loss) From Investment Operations:
Net investment income (loss)	0.49		0.55	0.26	0.50		0.58		0.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(10.50)		3.50	3.97	6.40		(5.98)		6.61
Total from investment operations	(10.01)		4.05	4.23	6.90		(5.40)		7.04
Capital Contributions	—		—	—	0.02	(b)(c)	0.02	(c)	—
Net Asset Value, end of period	$30.61		$40.62	$36.57	$32.34		$25.42		$30.80
Total Return(d)	(24.64)%		11.07%	13.08%	27.22	%(e)	(17.47	)%(f)	29.63%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$353		$517	$482	$448		$358		$481
Average net assets (in millions)	$434		$503	$395	$422		$448		$430
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.00	%(h)	0.99%	1.04%	1.01%		1.01%		1.01%
Expenses before waivers and/or expense reimbursement	1.00	%(h)	0.99%	1.04%	1.01%		1.01%		1.01%
Net investment income (loss)	2.82	%(h)	1.41%	0.84%	1.72%		1.96%		1.57%
Portfolio turnover rate(i)	14%		22%	58%	25%		31%		18%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the J.P. Morgan Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the J.P. Morgan Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the J.P. Morgan Portfolio's tax status as a partnership.

(d)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 27.14%.

(f)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (17.53)%.

(g)  Does not include expenses of the underlying funds in which the J.P. Morgan Portfolio invests.

(h)  Annualized.

(i)  The J.P. Morgan Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the J.P. Morgan Portfolio's portfolio turnover rate may be higher.

	AST QMA International Core Equity Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$15.08		$13.45	$12.62	$10.80		$12.77		$10.25
Income (Loss) From Investment Operations:
Net investment income (loss)	0.15		0.43	0.21	0.28		0.26		0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.93)		1.20	0.62 (b)	1.54		(2.23)		2.28
Total from investment operations	(2.78)		1.63	0.83	1.82		(1.97)		2.52
Capital Contributions	—		—	—	—	(c)(d)	—	(c)(d)	—
Net Asset Value, end of period	$12.30		$15.08	$13.45	$12.62		$10.80		$12.77
Total Return(e)	(18.44)%		12.12%	6.58%	16.85	%(f)	(15.43	)%(f)	24.59%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$11		$80	$1,306	$1,358		$1,116		$940
Average net assets (in millions)	$48		$623	$1,111	$1,272		$935		$886
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	1.00	%(h)	1.00%	1.01%	1.00%		1.00%		1.00%
Expenses before waivers and/or expense reimbursement	1.40	%(h)	1.02%	1.01%	1.00%		1.01%		1.02%
Net investment income (loss)	2.15	%(h)	3.02%	1.77%	2.36%		2.08%		2.06%
Portfolio turnover rate(i)	62%		85%	112%	108%		129%		108%

(a)  Calculated based on average shares outstanding during the period.

(b)  The per share amount of realized and unrealized gain (loss) on investments does not directly correlate to the amounts reported in the Statement of Operations due to the timing of portfolio share transactions in relation to fluctuating market values.

(c)  Represents payment received by the QMA Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the QMA Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Does not include expenses of the underlying funds in which the QMA Portfolio invests.

(h)  Annualized.

(i)  The QMA Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the QMA Portfolio's portfolio turnover rate may be higher.

	PSF International Growth Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
Class I	(unaudited)		2021		2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$13.79		$12.26		$9.28	$7.01		$8.05		$5.92
Income (Loss) From Investment Operations:
Net investment income (loss)	0.05		—	(b)	— (b)	0.05		0.07		0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.38)		1.53		2.98	2.21		(1.12)		2.08
Total from investment operations	(4.33)		1.53		2.98	2.26		(1.05)		2.13
Capital Contributions	—		—		—	0.01	(c)(d)	0.01	(d)	—
Net Asset Value, end of period	$9.46		$13.79		$12.26	$9.28		$7.01		$8.05
Total Return(d)	(31.40)%		12.48%		32.11%	32.38	%(f)	(12.92	)%(g)	35.98%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$69.7		$108.1		$103.2	$85.6		$70.1		$84.3
Average net assets (in millions)	$83.8		$108.3		$86.3	$79.6		$81.8		$75.1
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.01	%(i)	1.01%		1.01%	1.01%		1.01%		1.01%
Expenses before waivers and/or expense reimbursement	1.17	%(i)	1.07%		1.21%	1.24%		1.20%		1.34%
Net investment income (loss)	0.81	%(i)	—	%(b)	0.05%	0.64%		0.83%		0.67%
Portfolio turnover rate(j)	26%		27%		44%	26%		37%		45%

(a)  Calculated based on average shares outstanding during the period.

(b)  Amount rounds to zero.

(c)  Represents payment received by the PSF International Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(d)  Represents payment received by the PSF International Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the PSF International Portfolio's tax status as a partnership.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 32.24% and 31.76% for Class I and Class II, respectively.

(g)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.04)% and (13.45)% for Class I and Class II, respectively.

(h)  Does not include expenses of the underlying funds in which the PSF International Portfolio invests.

(i)  Annualized.

(j)  The PSF International Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the PSF International Portfolio's portfolio turnover rate may be higher.

	PSF International Growth Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
Class II	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$13.17		$11.75	$8.93	$6.77		$7.81		$5.76
Income (Loss) From Investment Operations:
Net investment income (loss)	0.02		(0.05)	(0.03)	0.02		0.03		0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(4.17)		1.47	2.85	2.13		(1.08)		2.02
Total from investment operations	(4.15)		1.42	2.82	2.15		(1.05)		2.05
Capital Contributions	—		—	—	0.01	(c)(d)	0.01	(d)	—
Net Asset Value, end of period	$9.02		$13.17	$11.75	$8.93		$6.77		$7.81
Total Return(e)	(31.51)%		12.09%	31.58%	31.91	%(f)	(13.32	)%(g)	35.59%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.1		$0.2	$0.2	$0.1		$0.1		$0.1
Average net assets (in millions)	$0.1		$0.2	$0.1	$0.1		$0.1		$0.3
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.41	%(i)	1.41%	1.41%	1.41%		1.41%		1.41%
Expenses before waivers and/or expense reimbursement	1.57	%(i)	1.47%	1.61%	1.64%		1.60%		1.72%
Net investment income (loss)	0.34	%(i)	(0.39)%	(0.36)%	0.24%		0.44%		0.39%
Portfolio turnover rate(j)	26%		27%	44%	26%		37%		45%

(a)  Calculated based on average shares outstanding during the period.

(b)  Amount rounds to zero.

(c)  Represents payment received by the PSF International Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(d)  Represents payment received by the PSF International Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the PSF International Portfolio's tax status as a partnership.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 32.24% and 31.76% for Class I and Class II, respectively.

(g)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.04)% and (13.45)% for Class I and Class II, respectively.

(h)  Does not include expenses of the underlying funds in which the PSF International Portfolio invests.

(i)  Annualized.

(j)  The PSF International Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the PSF International Portfolio's portfolio turnover rate may be higher.

	AST International Growth Portfolio
	Six Months Ended June 30, 2022		Year Ended December 31,
	(unaudited)		2021	2020	2019		2018		2017
Per Share Operating Performance(a):
Net Asset Value, beginning of period	$30.33		$26.96	$20.53	$15.54		$17.93		$13.24
Income (Loss) From Investment Operations:
Net investment income (loss)	0.10		0.03	(0.01)	0.11		0.13		0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.53)		3.34	6.44	4.88		(2.54)		4.58
Total from investment operations	(9.43)		3.37	6.43	4.99		(2.41)		4.69
Capital Contributions	—		—	—	—	(b)(c)(d)	0.02	(c)	—
Net Asset Value, end of period	$20.90		$30.33	$26.96	$20.53		$15.54		$17.93
Total Return(e)	(31.09)%		12.50%	31.32%	32.11	%(f)	(13.33	)%(g)	35.42%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$501		$770	$2,185	$2,207		$1,776		$2,577
Average net assets (in millions)	$604		$1,393	$1,944	$2,082		$2,412		$2,353
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	1.06	%(i)	1.07%	1.09%	1.08%		1.08%		1.08%
Expenses before waivers and/or expense reimbursement	1.14	%(i)	1.10%	1.11%	1.10%		1.09%		1.09%
Net investment income (loss)	0.79	%(i)	0.11%	(0.03)%	0.61%		0.70%		0.67%
Portfolio turnover rate(j)	32%		27%	57%	29%		38%		48%

(a)  Calculated based on average shares outstanding during the period.

(b)  Represents payment received by the Acquiring Portfolio, from the Manager, in connection for costs incurred due to a portfolio allocation error.

(c)  Represents payment received by the Acquiring Portfolio, from Prudential, in connection with excess foreign withholding tax withheld on dividends and interest from certain countries due to the Acquiring Portfolio's tax status as a partnership.

(d)  Amount rounds to zero.

(e)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(f)  Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)  Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (13.44)%.

(h)  Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(i)  Annualized.

(j)  The Acquiring Portfolio's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Acquiring Portfolio's portfolio turnover rate may be higher.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits

A  Form of Plan of Reorganization

B  Summary Prospectus for the Acquiring Portfolio dated April 25, 2022, as supplemented on September 22, 2022.

5ASTFUNDS

Exhibit A

ADVANCED SERIES TRUST
THE PRUDENTIAL SERIES FUND

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this day of ___, 2023. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be March 13, 2023, or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. [AST] on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, [AST] on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of [AST], a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. [AST] is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  [AST] on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in [AST's] Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in [AST's] Semi-Annual Report to Shareholders for the six-month period ended June 30, 2022 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  [AST] has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e)  [AST] on behalf of the Target Portfolio is not a party to or obligated under any provision of [AST's Second Amended and Restated Declaration of Trust], or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in [AST's] current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of [AST's] Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2021, audited by PricewaterhouseCoopers LP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2022 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, [AST] on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by [AST']s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  [AST] intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  [AST] intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  [AST] on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  [AST] intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  [AST] intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by [AST] on behalf of the Portfolios shall occur prior to the Closing; and (iii) [AST] shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of [AST] on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to [AST] on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to [AST], substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  [AST] represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates, not the Target Portfolio or the Acquiring Portfolio. Transaction costs, including brokerage commissions, shall be paid by the Portfolio entering into the transaction.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of a Target Portfolio) prior to the Closing, or the Closing may be postponed by [AST] on behalf of a Portfolio by resolution of the Board of Trustees of [AST] if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by [December 31, 2023], the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of [AST] on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither [AST], the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by [AST's] Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse effect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of [AST] on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless [AST] on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of [AST] on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by [AST]. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to [AST] at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of [The Commonwealth of Massachusetts] without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:
[ADVANCED SERIES TRUST] on behalf of the Target Portfolio listed in Schedule A
Attest: Melissa Gonzalez, _______________________ Assistant Secretary	By: ______________________________________ Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST International Value Portfolio	AST International Growth Portfolio
AST J.P. Morgan International Equity Portfolio
AST QMA International Core Equity Portfolio
PSF International Growth Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

B-1

STATEMENT OF ADDITIONAL INFORMATION
TO PROSPECTUS/PROXY STATEMENT

Dated December 29, 2022

655 Broad Street
Newark, New Jersey 07102

Reorganizations of AST International Value Portfolio, AST J.P. Morgan International Equity, AST QMA International Core Equity Portfolio, and the PSF International Growth Portfolio into the AST International Growth Portfolio

This Statement of Additional Information (the “SAI”) relates to the combined Proxy Statement of the portfolios listed below (each, a “Target Portfolio” and collectively, the “Target Portfolios”), each a series of the Advanced Series Trust (“AST”) or The Prudential Series Fund (“PSF”) into the AST International Growth Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolios, the “Portfolios”), a series of the AST, dated December 29, 2022 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

Target Portfolio	Referred to Herein As
AST International Value Portfolio	International Value Portfolio
AST J.P. Morgan International Equity Portfolio	J.P. Morgan Portfolio
AST QMA International Core Equity Portfolio	QMA Portfolio
PSF International Growth Portfolio	PSF International Portfolio

The International Value Portfolio was organized in Massachusetts and launched on May 2, 1995. The J.P. Morgan Portfolio was organized in Massachusetts and launched on April 19, 1989. The QMA Portfolio was organized in Massachusetts and launched on January 5, 2015. The PSF International Portfolio was organized in Delaware and launched on September 22, 2000 The Acquiring Portfolio was organized in Massachusetts and launched on January 2, 1997.

This SAI relates specifically to the proposed transfer of all of the Target Portfolios’ assets to the Acquiring Portfolio in exchange for (i) the Acquiring Portfolio’s assumption of all of the Target Portfolios’ liabilities, and (ii) the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolios will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolios shares that are outstanding immediately prior to such reorganization transaction. As a result of such transaction, the Target Portfolios will be completely liquidated, and contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolios will constitute a vote in favor of the liquidation of the Target Portfolios and the termination of such Portfolio as a separate series of AST or PSF, respectively. The acquisition of the assets of each Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio, and the issuance of Acquiring Portfolio Shares to a Target Portfolio and its shareholders, is referred to herein as the “Reorganization,” and these transactions are collectively referred to herein as the “Reorganizations.” If shareholders of the Target Portfolios approve the Plan and the Reorganizations are consummated, they will become shareholders of the Acquiring Portfolio.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolios and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolios and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in the SAI under file number 033-24962, dated April 25, 2022 (the “AST SAI”), which is hereby incorporated by reference. Those portions of the AST SAI, under file number 033-24962, relating to the International Value Portfolio, J.P. Morgan Portfolio and QMA Portfolio are incorporated herein by reference. Additional information relating to the PSF International Portfolio is included in the SAI under file number 002-80896, dated April 25, 2022 (the “PSF SAI”), which is hereby incorporated by reference. Those portions of the PSF SAI, under file number 002-80896, relating to the PSF International Portfolio are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio, AST International Value Portfolio, for the fiscal year ended December 31, 2021, and the independent auditors’ report thereon, dated February 15, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Unaudited financial statements and accompanying notes for the Target Portfolio, AST International Value Portfolio, for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Target Portfolio, AST J.P. Morgan International Core Equity Portfolio, for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 15, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Unaudited financial statements and accompanying notes for the Target Portfolio, AST J.P. Morgan International Core Equity Portfolio, for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Target Portfolio, AST QMA International Core Equity Portfolio, for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 24, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Unaudited financial statements and accompanying notes for the Target Portfolio, AST QMA International Core Equity Portfolio, for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

Audited financial statements and accompanying notes for the Target Portfolio, PSF International Growth Portfolio, for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 17, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-03623.

Unaudited financial statements and accompanying notes for the Target Portfolio, PSF International Growth Portfolio, for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-03623.

Audited financial statements and accompanying notes for the Acquiring Portfolio, AST International Growth Portfolio, for the fiscal year ended December 31, 2021, and the independent auditor’s report thereon, dated February 15, 2022, are incorporated herein by reference from the Trust’s Annual Report to Shareholders under file number 811-05186.

Unaudited financial statements and accompanying notes for the Acquiring Portfolio, AST International Growth Portfolio, for the six-month period ended June 30, 2022, are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders under file number 811-05186.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-778-2255 or by writing to AST or PSF at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST or PSF.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolios and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the Investment Company Act of 1940, as amended (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the International Value Portfolio

As a matter of fundamental policy, the International Value Portfolio will not:

1. Make loans of money or securities other than (a) through the purchase of securities in accordance with the Portfolio’s investment objective, (b) through repurchase agreements, (c) by lending portfolio securities in an amount not to exceed 331⁄3% of the Portfolio’s total assets and (d) loans of money to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance;

2. Underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities;

3. Issue senior securities;

4. Invest directly in physical commodities (other than foreign currencies), real estate or interests in real estate; provided, that the Portfolio may invest in securities of issuers which invest in physical commodities, real estate or interests in real estate; and, provided further, that this restriction shall not prevent the Portfolio from purchasing or selling options, futures, swaps and forward contracts, or from investing in securities or other instruments backed by physical commodities, real estate or interests in real estate;

5. Make any investment which would concentrate 25% or more of the Portfolio’s total assets in the securities of issuers having their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the US government, its agencies or instrumentalities;

6. Borrow money except from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance, and then in amounts up to 331⁄3% of the Portfolio’s total assets;

7. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the US Government, its agencies or instrumentalities); or

8. As to 75% of the value of its total assets, purchase more than 10% of any class of securities of any single issuer or purchase more than 10% of the voting securities of any single issuer.

In applying the above restriction regarding investments in a single industry, the Portfolio uses industry classifications based, where applicable, on Baseline, Bridge Information Systems, Reuters, the S&P Stock Guide published by Standard & Poor’s, information obtained from Bloomberg L.P. and Moody’s International, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by the subadviser in the exercise of its reasonable discretion. (This note is not a fundamental policy.)

Fundamental Investment Restrictions Applicable to the J.P. Morgan Portfolio

Under its fundamental investment restrictions, the J.P. Morgan Portfolio may not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that the J.P. Morgan Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the J.P. Morgan Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 331⁄3% of the value of the J.P. Morgan Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the J.P. Morgan Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that the J.P. Morgan Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the J.P. Morgan Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the J.P. Morgan Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the J.P. Morgan Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the J.P. Morgan Portfolio may (i) lend portfolio securities in accordance with the J.P. Morgan Portfolio’s investment policies in amounts up to 331⁄3% of the total assets of the J.P. Morgan Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the J.P. Morgan Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the J.P. Morgan Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the J.P. Morgan Portfolio.

If a restriction on the J.P. Morgan Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of J.P. Morgan Portfolio assets invested in certain securities or other instruments, or change in average duration of the J.P. Morgan Portfolio’s investment portfolio, resulting from changes in the value of the J.P. Morgan Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the J.P. Morgan Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the J.P. Morgan Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (7), the J.P. Morgan Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the J.P. Morgan Portfolios’ assets invested in the securities of issuers in a particular industry.

Fundamental Investment Restrictions Applicable to the QMA Portfolio

Under its fundamental investment restrictions, the QMA Portfolio may not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of either QMA Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the QMA Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either the QMA Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either the QMA Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the QMA Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 331/3% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of a Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the QMA Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the QMA Portfolio.

If a restriction on the QMA Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the QMA Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the QMA Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the QMA Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the QMA Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the QMA Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Fundamental Investment Restrictions Applicable to the PSF International Portfolio

Under its fundamental investment restrictions, the PSF International Portfolio may not:

1. Buy or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the PSF International Portfolio may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The PSF International Portfolio will not buy or sell commodities or commodity contracts, except that the PSF International Portfolio may, consistent with its investment style, purchase and sell financial futures contracts and options thereon. For purposes of this restriction, futures contracts on currencies and on securities indices and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.

2. Except as part of a merger, consolidation, acquisition, or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company. Provided, however, that the PSF International Portfolio may invest in the securities of one or more investment companies to the extent permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations.

3. Make short sales of securities or maintain a short position, except that the PSF International Portfolio, may sell securities short up to 25% of its net assets and except that the PSF International Portfolio may make short sales against-the-box. Collateral arrangements entered into with respect to options, futures contracts, forward contracts and swap agreements are not deemed to be short sales.

4. Purchase securities on margin (but the PSF International Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the PSF International Portfolio of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. The PSF International Portfolios will not issue senior securities, borrow money or pledge assets, except as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter, or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed-delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions and collateral arrangements with respect thereto, and obligations of PSF to Trustees pursuant to deferred compensation agreements are not deemed to be a pledge of assets or the issuance of a senior security.

5. Enter into reverse repurchase agreements if, as a result, the PSF International Portfolio’s obligations with respect to reverse repurchase agreements would exceed 10% of the PSF International Portfolio’s net assets (defined to mean total assets at market value less liabilities other than reverse repurchase agreements).

6. Pledge or mortgage assets, except that no more than 10% of the value of the PSF International Portfolio may be pledged (taken at the time the pledge is made) to secure authorized borrowing and except that the PSF International Portfolio may enter into reverse repurchase agreements. Collateral arrangements entered into with respect to futures and forward contracts and the writing of options are not deemed to be the pledge of assets. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be the pledge of assets.

7. Make loans, except through loans of assets of the PSF International Portfolio, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act and rules thereunder, or by exemptive order, SEC release, no-action letter or similar relief or interpretations. Provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or instruments similar to any of the foregoing will not be considered the making of a loan.

8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

9. Purchase securities of a company in any industry if, as a result of the purchase, the PSF International Portfolio’s holdings of securities issued by companies in that industry would exceed 25% of the value of the PSF International Portfolio, except that this restriction does not apply to purchases of obligations issued or guaranteed by the US Government, its agencies and instrumentalities or issued by domestic banks. For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry and will be grouped instead according to their services; for example, gas, electric, and telephone utilities will each be considered a separate industry. For purposes of this exception, domestic banks shall include all banks which are organized under the laws of the United States or a state (as defined in the 1940 Act), US branches of foreign banks that are subject to the same regulations as US banks and foreign branches of domestic banks (as permitted by the SEC).

10. Invest more than 15% of its net assets in illiquid securities. For purposes of this restriction, illiquid securities are those deemed illiquid pursuant to SEC regulations and guidelines, as they may be revised from time to time.

Consistent with item 4 above, PSF has entered into a joint revolving credit facility with other Prudential mutual funds to facilitate redemptions, if necessary.

Whenever any fundamental investment policy or restriction states a maximum percentage of the PSF International Portfolio’s assets, it is intended that if the percentage limitation is set at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy.

Fundamental Investment Restrictions Applicable to the Acquiring Portfolio

1. The Acquiring Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 331⁄3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 331⁄3% of the value of the Acquiring Portfolio’s total assets by reason of a decline in net assets, the Acquiring Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 331⁄3% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts. Subject to the above limitations, the Acquiring Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

2. The Acquiring Portfolio will not, as to 75% of the value of its total assets, own more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any one issuer (except cash items and “government securities” as defined under the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Acquiring Portfolio in the securities of such issuer exceeds 5% of the value of its total assets.

3. The Acquiring Portfolio will not invest more than 25% of the value of its assets in any particular industry (other than US government securities).

4. The Acquiring Portfolio will not invest directly in real estate or interests in real estate; however, the Acquiring Portfolio may own debt or equity securities issued by companies engaged in those businesses.

5. The Acquiring Portfolio will not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Acquiring Portfolio from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

6. The Acquiring Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Acquiring Portfolio’s investment policies in amounts up to 331⁄3% of the total assets of the Acquiring Portfolio taken at market value; (ii) purchase money market securities and enter into repurchase agreements; (iii) acquire publicly distributed or privately placed debt securities; and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. The Acquiring Portfolio will not act as an underwriter of securities issued by others, except to the extent that the Acquiring Portfolio may be deemed an underwriter in connection with the disposition of its securities.

8. The Acquiring Portfolio will not issue senior securities except in compliance with the 1940 Act.

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees and expenses of each of the Target Portfolios and the Acquiring Portfolio, and the fees and expenses of each of the Target Portfolios on a pro forma basis after giving effect to the proposed Reorganizations, is included in the “‘Comparison of Investment Management Fees and Total Fund Operating Expenses” sections of the Proxy Statement and Prospectus.

The Reorganizations will not result in a material change to each of the Target Portfolio’s investment portfolio due to the investment restrictions of the Acquiring Portfolio. In particular, each security held by the Target Portfolios is eligible to be held by the Acquiring Portfolio. As part of the Reorganization, the Acquiring Portfolio does not plan to reposition the Target Portfolios following the Reorganization, because the Portfolios have substantially similar investment objectives and substantially similar strategies and policies. Notwithstanding the foregoing, changes may be made to each of the Target Portfolios’ portfolio in advance of the Reorganization and/or the Acquiring Portfolio’s portfolio following the Reorganization in the ordinary course of business.

There are no material differences in accounting policies of the Target Portfolios as compared to those of the Acquiring Portfolio.

Additional Information Relating to the Acquiring Portfolio and the Combined Portfolio

Additional information relating specifically to the Acquiring Portfolio and the Combined Portfolio is set forth below.

Subadvisory Agreements for the Acquiring Portfolio and the Combined Portfolio

Jennison Associates LLC (“Jennison”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), and William Blair Investment Management, LLC (“William Blair”) currently serve as the subadvisers to the Acquiring Portfolio. Effective on the date of the Reorganizations, which is expected to be on or about March 13, 2023, LSV Asset Management (“LSV”), Massachusetts Financial Services Company (“MFS”), J.P. Morgan Investment Management Inc., (“J.P. Morgan”), and PGIM Quantitative Solutions LLC (“PGIM Quant”) will serve as subadvisers to the Combined Portfolio alongside Jennison.

The Manager has entered into subadvisory agreements with each of the subadvisers referenced above pursuant to which the Manager (and not the Combined Portfolio) pays or will pay each subadviser the annualized fees shown below.

Subadvisers	Current Contractual Subadvisory Fee Rate	Contractual Subadvisory Fee Rate (effective March 13, 2022)
Jennison Associates LLC(1)	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; 0.30% of average daily net assets over $1 billion	0.375% of average daily net assets to $500 million; 0.325% of average daily net assets from $500 million to $1 billion; 0.300% of average daily net assets over $1 billion
William Blair Investment Management, LLC	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion	N/A
Neuberger Berman Investment Advisers LLC	0.350% of average daily net assets to $500 million; 0.300% of average daily net assets over $500 million to $1.5 billion; 0.275% of average daily net assets over $1.5 billion	N/A
J.P. Morgan Investment Management Inc.	N/A	0.350% of average daily net assets to $250 million; 0.330% of average daily net assets from $250 million to $500 million; 0.300% of average daily net assets over $500 million

LSV Asset Management(2)	N/A

Under $1.25 billion

0.450% of average daily net assets to $150 million;

0.425% of average daily net assets from $150 million to $300 million;

0.400% of average daily net assets from $300 million to $450 million;

0.375% of average daily net assets from $450 million to $750 million;

0.350% of average daily net assets over $750 million

Over $1.25 billion

0.350% of average daily net assets

Massachusetts Financial Services Company(3)	N/A

0.300% of average daily net assets to $100 million;

0.285% of average daily net assets from $100 million to $250 million;

0.270% of average daily net assets from $250 million to $500 million;

0.250% of average daily net assets over $500 million

PGIM Quantitative Solutions LLC(4)	N/A	0.300% of average daily net assets

(1)            For purposes of calculating the subadvisory fee payable to Jennison, the assets managed by Jennison in the International Value Portfolio of the AST will be aggregated with the assets managed by Jennison in the PSF International Portfolio of PSF.

(2)            For purposes of calculating the advisory fee payable to LSV, the assets managed by LSV in the International Value Portfolio of AST will be aggregated with the assets managed by LSV in: (i) the AST Advanced Strategies Portfolio of AST; (ii) the PSF Global Portfolio of PSF; (iii) and any other portfolio subadvised by LSV on behalf of ASTIS and/or PGIM Investments pursuant to substantially the same investment strategy.

(3)            MFS has agreed to voluntarily reduce its subadvisory fees by the below percentages based on the combined aggregate assets subadvised by MFS across the existing MFS sleeves and portfolios: 0% discount on first $5 billion, 5% from $5 to $7.5 billion, 7.5% from $7.5 to $10 billion, 10% from $10 to $20 billion, 15% from $20 to $30 billion, and 20% over $ 30 billion.

(4)            PGIM Quant has agreed to voluntarily reduce its subadvisory fees by the below percentages based on the combined annualized subadviser fees received across the existing PGM Quant sleeves and portfolios: 0% discount on first $5 million, 2.5% from $5 to $7.5 million, 5% from $7.5 to $10 million, 7.5% from $10 to $12.5 million, 12.5% from $12.5 to $15 million, and 15% over $15 million.

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership— Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of September 30, 2022. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of AST beneficially owned by the portfolio managers as of September 30, 2022.

Manager and/or Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
PGIM Investments LLC (Strategic Investment Research Group)	Jeff Peasley	11/$11,000,000,000	0/$0	0/$0	None
	Rick Babich	14/$16,000,000,000	0/$0	0/$0	None
Jennison*	Mark B. Baribeau, CFA	12/$9,167,431,000	11/$3,213,821,000	27/$3,769,402,000 6/$1,229,693,000	None
	Thomas F. Davis, CFA	8/$8,404,327,000	10/$3,199,391,000	26/$3,765,660,000 6/$1,229,693,000	None
William Blair	Alaina Anderson	6/$2,978,723,041	13/$2,151,207,433	21/$2,323,591,933	None
	Simon Fennell	10/$6,005,843,457	18/$3,641,034,292	45/$8,071,726,408	None
	Kenneth J. McAtamney	13/$6,586,729,267	34/$6,154,821,413	50/$10,388,801,685	None
NBIA	Elias Cohen, CFA	4/$1,320,000,000	4/$332,000,000	850/$2,634,000,000	None
	Thomas Hogan, CFA	4/$1,320,000,000	4/$332,000,000	14/$2,158,000,000	None

* Other Accounts excludes the assets and number of accounts that are managed using model portfolios.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio and Combined Portfolio

PGIM Investments LLC (PGIM Investments)

PORTFOLIO MANAGER COMPENSATION. Prudential provides compensation opportunities to eligible employees to motivate and reward the achievement of outstanding results by providing market-based programs that:

●	Attract and reward highly qualified employees
●	Align with critical business goals and objectives
●	Link to the performance results relevant to the business segment and Prudential
●	Retain top performers
●	Pay for results and differentiate levels of performance
●	Foster behaviors and contributions that promote Prudential's success

The components of compensation for a Vice President in PGIM Investments consists of base salary, annual incentive compensation and long term incentive compensation.

Base Pay Overview: The Prudential compensation structure is organized in grades, each with its own minimum and maximum base pay (i.e., salary). The grades reflect pay patterns in the market. Each job in the plan—from CEO through an entry-level job—is included in one of the grades. The main determinant of placement in the base pay structure is market data. On an annual basis, Corporate Compensation collects and analyzes market data to determine if any change to the placement of job in the structure is necessary to maintain market competitiveness. If necessary, structural compensation changes (e.g., increases to base pay minimum and maximums) will be effective on the plan's effective date for base pay increases.

Annual Incentive Compensation Overview: The plan provides an opportunity for all participants to share in the annual results of Prudential, as well as the results of their division or profit center. Results are reviewed and incentive payments are made as early as practicable after the close of the plan year. Incentive payments are awarded based on organizational performance—which determines the available dollar amounts—and individual performance. Individual performance will be evaluated on the basis of contributions relative to others in the organization. Incentive payments are granted from a budgeted amount of money that is made available by the Company. Initial budgets are developed by determining the competitive market rates for incentives as compared to our comparator companies. Each organization's budget pool may be increased or decreased based on organizational performance. Organizational performance is determined by a review of performance relative to our comparator group, as well as key measures indicated in our business plan, such as Return on Required Equity (RORE), earnings and revenue growth.

Long Term Incentive Compensation Overview: In addition, executives at the Vice President level and above are eligible to participate in a long term incentive program to provide an ownership stake in Prudential Financial. Long-Term incentives currently consist of restricted stock and stock options. The stock options vest ⅓ per year over 3 years and the restricted stock vests 100% at the end of 3 years.

CONFLICTS OF INTEREST. PGIM Investments follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and ensure avoidance, disclosure or mitigation of each and every situation in which a conflict may arise.

J.P. Morgan Investment Management Inc. (JPMorgan)

POTENTIAL CONFLICTS. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION. JPMorgan’s compensation programs are designed to align the behaviour of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The Firm’s disciplined pay-for-performance framework focuses on Total Compensation – base salary and incentive pay - so that pay is commensurate with the overall performance of the Firm, respective businesses and individual performance. This includes a balanced discretionary approach to assess the employee’s performance throughout the year against four broad dimensions - business results, client/ customer/stakeholder, teamwork and leadership, and risk, controls and conduct. These performance dimensions appropriately consider short, medium and long-term priorities that drive sustained shareholder value, while accounting for risk, controls, and conduct objectives. To promote a proper pay-for-performance alignment, the Firm does not assign relative weightings to these dimensions and also considers other relevant factors, including market practices. When conducting this balanced assessment of performance, for select employees in the Portfolio Management population, regard is given to the performance of relevant funds/strategies. Each Portfolio Manager’s performance is evaluated annually based on a number of factors, including, but not limited to:

●	The primary consideration which is blended investment performance relative to the competitive indices or peers over one, three, five and ten year periods, with investment performance generally weighted more to the long term;
●	individual contribution relative to the client’s risk and return objectives; and
●	adherence with the Firm’s compliance, risk, regulatory and client fiduciary responsibilities, including adherence to the Sustainability Risk Integration Policy – J.P. Morgan Asset Management, as applicable, which contains relevant Environmental, Social and Corporate Governance (“ESG”) factors that are intended to guide investment decision-making.

Jennison Associates LLC (Jennison)

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professionals are compensated with a combination of base salary and cash bonus. Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.

Investment professionals’ total compensation is determined through a process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.

The factors reviewed for the portfolio managers are listed below.

The quantitative factors reviewed for the portfolio managers may include:

●	One-, three-, five-year and longer term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
●	The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.

The qualitative factors reviewed for the portfolio managers may include:

●	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
●	Qualitative factors such as teamwork and responsiveness;
●	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
●	Historical and long-term business potential of the product strategies.

POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

●	Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.
●	Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
●	Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
●	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
●	Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.

●	Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
●	Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.

●	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts.
●	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
●	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.
●	Jennison has adopted a code of ethics and policies relating to personal trading.
●	Jennison has adopted a conflicts of interest policy and procedures.
●	Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

Lazard Asset Management LLC (Lazard)

COMPENSATION. Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.  Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates.  Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account.  Various factors are considered in the determination of a portfolio manager's compensation.  All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time.  Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors:  (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers.  The variable bonus for the Fund’s portfolio management team in respect of its management of the Fund is determined by reference to corresponding indices.  The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions.  A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain funds, in shares that vest in two to three years.  Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

CONFLICTS OF INTEREST. Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund's investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:

1.   Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.   Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.   Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4.   Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5.   The table found in this section above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6.   Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7.   Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8.   Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

LSV Asset Management (LSV)

PORTFOLIO MANAGER COMPENSATION. The Portfolio Managers’ compensation consists of a salary and discretionary bonus. Each of the Portfolio Managers is a Partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual’s leadership and contribution to the strategic planning and development of the investment group.

POTENTIAL CONFLICTS. The same team of Portfolio Managers is responsible for the day-to-day management of all of LSV's accounts. LSV uses a proprietary quantitative investment model to manage all of LSV’s accounts. LSV relies extensively on its quantitative investment model regarding the advisability of investing in a particular company. Any investment decisions are generally made based on whether a buy or sell signal is received from the proprietary quantitative investment model. Accounts or funds with performance-based fees and accounts or funds in which employees may be invested could create an incentive to favor those accounts or funds over other accounts or funds in the allocation of investment opportunities. In addition, it is possible that a short position may be taken on a security that is held long in another portfolio. LSV seeks to make allocations of investment opportunities in a manner that it considers fair, reasonable and equitable without favoring or disfavoring, consistently or consciously, any particular client. LSV has procedures designed to ensure that all clients are treated fairly and to prevent these potential conflicts from influencing the allocation of investment opportunities among clients. On a quarterly basis, LSV's Forensic Testing Committee, consisting of the Chief Compliance Officer, Compliance Officer, Chief Operating Officer and Compliance Analyst, reviews, among other things, allocations of investment opportunities among clients and allocation of partially filled block trades, including allocations to accounts or funds with performance-based fees or in which employees may be invested, to confirm consistency with LSV’s policies and procedures.

LSV provides model portfolios to a number of clients, (each a “Model Adviser” and collectively the “Model Advisers”). These model portfolios are currently utilized in relation to a managed account program and several registered investment company sub-advisory relationships and may be offered in additional ways in the future. The model portfolios utilize some of the same strategies that are offered to LSV’s other accounts. After LSV has provided the model portfolio to the Model Adviser, both initially and at each rebalance of the model portfolio, the Model Adviser or its delegates determine the timing and manner of purchase or sale with respect to the model portfolio recommendations. Some Model Advisers may generally implement the model portfolio recommendations as provided by LSV, while others may retain complete discretion as to the extent to which the model recommendations are implemented. The Portfolio Management team maintains a calendar of rebalance dates for the model portfolios similar to other LSV portfolios. In order to seek to ensure the fair treatment of all clients, LSV provides model portfolios to the Model Advisers on a staggered schedule relative to our other portfolios, so that the Portfolio Management team delivers the model portfolios on a rebalance schedule that differs from the rebalance schedule of the other portfolios. As a result, the model portfolios may experience different account performance, including potentially less favorable prices, than LSV’s accounts that it trades directly. However, the same software and procedures that are used for other LSV portfolios are also used with respect to the model portfolios. In addition, the model portfolios are constructed based on the most up-to-date rankings in LSV’s quantitative investment model. LSV’s policies require that the Chief Compliance Officer be made aware of any changes to this process. On a quarterly basis, the Forensic Testing Committee reviews a report which shows the timing of the submission of the model portfolios with respect to the beginning of the rebalancing of certain portfolios in applicable strategies actively managed by LSV and the timing of the submission of model portfolios in the same strategies sent to the Model Advisers to be used to rebalance the applicable model portfolios.

LSV or its funds may contract for services with an entity or person with whom LSV or its employees has a relationship or from which LSV or its employees otherwise derives financial or other benefits. The existence of and nature of such relationships raises conflicts of interest between LSV and/or its employees, on the one hand, and LSV’s clients and funds, on the other hand, in determining whether to engage such service providers and, if engaged, on what terms and conditions. LSV or its employees may, because of its or such person’s financial or other benefits, have an incentive to engage a service provider even if a different entity or person is more qualified to provide the applicable services and/or can provide such services at a lesser cost. These entities are subject to the same vendor management policies and procedures that apply to all third party vendors, which are designed to manage any such conflict, including an annual review by persons at LSV that do not have such a conflict. For example, LSV currently has a relationship with a data services provider in which certain of LSV’s employees have a minority investment. The services are provided directly to and paid for by LSV and not any client or fund. LSV believes the services offered by the provider are at least as good as or better than the services provided by the provider’s competitors and that the provider’s services have comparable (or in some cases, more desirable) terms and conditions. In addition, the provider’s services are subject to an annual review by persons at LSV that do not have such a conflict. In addition, the provider’s services are subject to an annual review by persons at LSV that do not have such a conflict.

Massachusetts Financial Services Company (MFS)

COMPENSATION. MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2021, portfolio manager total cash compensation is a combination of base salary and performance bonus:

I.	Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

II.	Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2021, the following benchmarks were used to measure the following portfolio managers' performance for the following Portfolios:

AST International Growth Portfolio

Portfolio Manager: Jed Stocks

Benchmark: MSCI All Country World (ex-US) Index (net div)

Portfolio Manager: Jim Fallon

Benchmark: MSCI All Country World (ex-US) Index (net div)

Portfolio Manager: Matt Krummell

Benchmark: MSCI All Country World (ex-US) Index (net div)

Portfolio Manager: Jonathan Sage

Benchmark: MSCI All Country World (ex-US) Index (net div)

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

POTENTIAL CONFLICTS OF INTEREST. MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Portfolio’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Portfolio if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Portfolio's investments. Investments selected for funds or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Portfolio.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio, for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

Neuberger Berman Investment Advisers LLC (NBIA)

COMPENSATION. NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman organization (NB). Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in NB’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in NB. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a Portfolio Manager for Neuberger Berman Investment Advisers LLC (“NBIA”) has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman Organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions)

COMPENSATION. PGIM Quantitative Solutions investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. PGIM Quantitative Solutions regularly utilizes third party surveys to compare its compensation program against leading asset management firms to monitor competitiveness.

An investment professional’s incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person’s contribution to PGIM Quantitative Solutions’ goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person’s qualitative contributions to the organization. An investment professional’s long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is based on the performance of certain PGIM Quantitative Solutions strategies, and (ii) 20% of the value of the grant consists of restricted stock of Prudential Financial, Inc. (PGIM Quantitative Solutions’ ultimate parent company), Both such values are subject to increase or decrease. The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Fund (or any other individual account managed by PQS) or the value of the assets of the Fund (or any other individual account managed by PGIM Quantitative Solutions).

The annual cash bonus pool is determined quantitatively based on two primary factors: 1) investment performance of composites representing PGIM Quantitative Solutions’ various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which PGIM Quantitative Solutions’ strategies are managed, and 2) business results as measured by PGIM Quantitative Solutions’ pretax income.

CONFLICTS OF INTEREST. Like other investment advisers, PGIM Quantitative Solutions is subject to various conflicts of interest in the ordinary course of its business. PGIM Quantitative Solutions strives to identify potential risks, including conflicts of interest, that are inherent in its business, and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Quantitative Solutions seeks to address such conflicts through one or more of the following methods:

●	Elimination of the conflict;
●	Disclosure of the conflict; or
●	Management of the conflict through the adoption of appropriate policies and procedures.

PGIM Quantitative Solutions follows Prudential Financial’s policies on business ethics, personal securities trading, and information barriers. PGIM Quantitative Solutions has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Quantitative Solutions cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. Side-by-side management of multiple accounts can create incentives for PGIM Quantitative Solutions to favor one account over another. Examples are detailed below, followed by a discussion of how PGIM Quantitative Solutions addresses these conflicts.

●	Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations. PGIM Quantitative Solutions manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client’s portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the total return of a portfolio, and may offer greater upside potential to PGIM Quantitative Solutions than asset-based fees, depending on how the fees are structured. This side-by-side management could create an incentive for PGIM Quantitative Solutions to favor one account over another. Specifically, PGIM Quantitative Solutions could have the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees. In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, PGIM Quantitative Solutions takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client, and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that PGIM Quantitative Solutions subadvises, may differ from fees charged for single client accounts.
●	Long Only/Long-Short Accounts. PGIM Quantitative Solutions manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Quantitative Solutions may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that PGIM Quantitative Solutions is taking inconsistent positions with respect to a particular security in different client accounts.
●	Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals. PGIM Quantitative Solutions manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, PGIM Quantitative Solutions’ investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k) or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.
●	Affiliated Accounts. PGIM Quantitative Solutions manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Quantitative Solutions could have an incentive to favor accounts of affiliates over others.
●	Non-Discretionary Accounts or Model Portfolios. PGIM Quantitative Solutions provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. When PGIM Quantitative Solutions manages accounts on a non-discretionary basis, the investment team will typically deliver a model portfolio to a non-discretionary client at or around the same time as executive discretionary trades in the same strategy. The non-discretionary clients may be disadvantaged if PGIM Quantitative Solutions delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.
●	Large Accounts/Higher Fee Strategies. Large accounts typically generate more revenue than do smaller accounts and certain strategies have higher fees than others. As a result, a portfolio manager has an incentive when allocating investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Quantitative Solutions.

Securities of the Same Kind or Class. PGIM Quantitative Solutions sometimes buys or sells or directs or recommends that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Although such pricing differences could appear as preferences for one client over another, PGIM Quantitative Solutions’ trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. Although such pricing differences could appear as preferences for one client over another, PGIM Quantitative Solutions’ trade execution in each case is driven by its consideration of a variety of factors as we seek the most advantageous terms reasonably attainable in the circumstances. PGIM Quantitative Solutions may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, or not trade in any other account. Opposite way trades are generally due to differences in investment strategy, portfolio composition, or client direction.

How PGIM Quantitative Solutions Addresses These Conflicts of Interest. The conflicts of interest described above with respect to different types of side-by-side management could influence PGIM Quantitative Solutions’ allocation of investment opportunities as well as its timing, aggregation and allocation of trades. PGIM Quantitative Solutions has developed policies and procedures designed to address these conflicts of interest. PGIM Quantitative Solutions' Conflicts of Interest and related policies stress that investment decisions are to be made in accordance with the fiduciary duties owed to each account without giving consideration to PGIM Quantitative Solutions or PGIM Quantitative Solutions personnel's pecuniary, investment or other financial interests.

In keeping with its fiduciary obligations, PGIM Quantitative Solutions’ policies with respect to allocation and aggregation are to treat all of its accounts fairly and equitably over time. PGIM Quantitative Solutions’ investment strategies generally require that PGIM Quantitative Solutions invest its clients’ assets in securities that are publicly traded. PGIM Quantitative Solutions generally does not participate in initial public offerings. PGIM Quantitative Solutions’ investment strategies are team managed, reducing the likelihood that one portfolio would be favored over other portfolios managed by the team. These factors reduce the risk that PGIM Quantitative Solutions could favor one client over another in the allocation of investment opportunities. PGIM Quantitative Solutions’ compliance procedures with respect to these policies include independent reviews by its compliance unit of the timing, allocation and aggregation of trades, the allocation of investment opportunities and the performance of similarly managed accounts. These procedures are designed to detect patterns and anomalies in PGIM Quantitative Solutions side-by-side management and trading so that PGIM Quantitative Solutions may take measures to correct or improve its processes. PGIM Quantitative Solutions’ Trade Management Oversight Committee, which consists of senior members of PGIM Quantitative Solutions’ management team, reviews, among other things, trading patterns, execution impact on client accounts and broker performance, on a periodic basis.

PGIM Quantitative Solutions rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. PGIM Quantitative Solutions may choose to aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction or as soon as possible thereafter, on a pro rata basis equal to each account’s appetite for the issue when such appetite can be determined.

With respect to PGIM Quantitative Solutions’management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. PGIM Quantitative Solutions’ review is intended to identify situations where PGIM Quantitative Solutions would seem to have conflicting views of the same security in different portfolios, although such views may actually be reasonable and consistent due to differing portfolio constraints.

PGIM Quantitative Solutions’ Relationships with Affiliates and Related Conflicts of Interest. As an indirect wholly-owned subsidiary of Prudential Financial, PGIM Quantitative Solutions is part of a diversified, global financial services organization. It is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

Conflicts Related to PGIM Quantitative Solutions’ Affiliations.

Conflicts Arising Out of Legal Restrictions. PGIM Quantitative Solutions may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of PGIM Quantitative Solutions’ relationship with Prudential Financial and its other affiliates. For example, PGIM Quantitative Solutions holdings of a security on behalf of its clients are required under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds. Prudential tracks these aggregate holdings and PGIM Quantitative Solutions may restrict purchases, sell existing investments, or otherwise restrict, forego or limit the exercise of rights to avoid crossing such thresholds because of the potential consequences to PGIM Quantitative Solutions, Prudential or PGIM Quantitative Solutions’ clients if such thresholds are exceeded. In addition, PGIM Quantitative Solutions could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for its clients. PGIM Quantitative Solutions is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates. PGIM Quantitative Solutions’ trading of Prudential Financial common stock for its clients’ portfolios also presents a conflict of interest and, consequently, PGIM Quantitative Solutions does so only when permitted by its clients.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Related to PGIM Quantitative Solutions Multi-Asset Class Services. PGIM Quantitative Solutions performs asset allocation services as subadviser for affiliated mutual funds managed or co-managed by the Investment Manager, including for some Portfolios offered by the Fund. Where, in these arrangements, PGIM Quantitative Solutions also manages underlying funds or accounts within asset classes included in the mutual fund guidelines, PGIM Quantitative Solutions will allocate assets to such underlying funds, vehicles, or accounts. In these circumstances, PGIM Quantitative Solutions receives both an asset allocation fee and a management fee. As a result, PGIM Quantitative Solutions has an incentive to allocate assets to an asset class or vehicle that it manages in order to increase its fees. To help mitigate this conflict, the compliance group reviews the asset allocation to determine that the investments were made within the established guidelines for each asset class or fund.

PGIM Quantitative Solutions’ affiliates can have an incentive to seek to influence PGIM Quantitative Solutions’ asset allocation decisions, for example to facilitate hedging or improve profit margins. Through training and the establishment of communication barriers, however, PGIM Quantitative Solutions seeks to avoid any influence by its affiliates and implements its asset allocation decisions solely in what PGIM Quantitative Solutions believes to be the best interests of the funds and in compliance with applicable guidelines. PGIM Quantitative Solutions also believes that it makes such allocations in a manner consistent with its fiduciary obligations.

In certain arrangements PGIM Quantitative Solutions subadvises mutual funds for the Investment Manager through a program where they have selected PGIM Quantitative Solutions as a manager, resulting in PGIM Quantitative Solutions’ collection of subadvisory fees from them. The Investment Manager also selects managers for some of PGIM Quantitative Solutions’ asset allocation products and, in certain cases, is compensated by PGIM Quantitative Solutions for these services under service agreements. The Investment Manager and PGIM Quantitative Solutions may have a mutual incentive to continue these types of arrangements that benefit both companies. These and other types of conflicts of interest are reviewed to verify that appropriate oversight is performed.

Conflicts Related to PGIM Quantitative Solutions Financial Interests and the Financial Interests of PGIM Quantitative Solutions’ Affiliates. PGIM Quantitative Solutions, Prudential Financial, Inc., The Prudential Insurance Company of America (PICA) and other affiliates of PGIM Quantitative Solutions have financial interests in, or relationships with, companies whose securities PGIM Quantitative Solutions holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Quantitative Solutions or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Quantitative Solutions on behalf of its client accounts. For example, PGIM Quantitative Solutions invests in the securities of one or more clients for the accounts of other clients. PGIM Quantitative Solutions’ affiliates sell various products and/or services to certain companies whose securities PGIM Quantitative Solutions purchases and sells for its clients. PGIM Quantitative Solutions’ affiliates hold public and private debt and equity securities of a large number of issuers. PGIM Quantitative Solutions invests in some of the same issuers for its client accounts but at different levels in the capital structure. For instance, PGIM Quantitative Solutions may invest client assets in the equity of companies whose debt is held by an affiliate. Certain of PGIM Quantitative Solutions’ affiliates (as well as directors of PGIM Quantitative Solutions’ affiliates) are officers or directors of issuers in which PGIM Quantitative Solutions invests from time to time. These issuers may also be service providers to PGIM Quantitative Solutions or its affiliates. In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Quantitative Solutions makes investment decisions for each client independently considering the best economic interests of such client.

Certain of PGIM Quantitative Solutions’ employees may offer and sell securities of, and units in, commingled funds that PGIM Quantitative Solutions manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate), or as officers, agents, or approved persons of other affiliates. There is an incentive for PGIM Quantitative Solutions’ employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to PGIM Quantitative Solutions . In addition, although sales commissions are not paid for such activities, such sales could result in increased compensation to the employee. To mitigate this conflict, PGIM Quantitative Solutions performs suitability checks on new clients as well as on an annual basis with respect to all clients.

Conflicts Related to Long-Term Compensation. A portion of the long-term incentive grant of some of PGIM Quantitative Solutions’ investment professionals will increase or decrease based on the annual performance of several of PGIM Quantitative Solutions’ strategies over defined time periods. Consequently, some of PGIM Quantitative Solutions’ portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, PGIM Quantitative Solutions has procedures, including supervisory review procedures, designed to verify that each of its accounts is managed in a manner that is consistent with PGIM Quantitative Solutions’ fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. Specifically, PGIM Quantitative Solutions’ chief investment officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts, to verify that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a meeting of PGIM Quantitative Solutions’ Trade Management Oversight Committee.

Conflicts Related to Service Providers. PGIM Quantitative Solutions retains third party advisors and other service providers to provide various services for PGIM Quantitative Solutions as well as for funds that PGIM Quantitative Solutions manages or subadvises. A service provider may provide services to PGIM Quantitative Solutions or one of its funds while also providing services to PGIM, Inc. (PGIM) other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Quantitative Solutions may benefit from negotiated fee rates offered to its funds and vice-versa. There is no assurance, however, that PGIM Quantitative Solutions will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that it will know of such negotiated fee rates.

Conflicts of Interest in the Voting Process. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client or affiliate of PGIM Quantitative Solutions. When PGIM Quantitative Solutions identifies an actual or potential conflict of interest between PGIM Quantitative Solutions and its clients or affiliates, PGIM Quantitative Solutions votes in accordance with the policy of its proxy voting advisor rather than its own policy. In that manner, PGIM Quantitative Solutions seeks to maintain the independence and objectivity of the vote.

William Blair Investment Management, LLC (William Blair)

COMPENSATION. The compensation of William Blair portfolio managers is based on the firm's mission: "to achieve success for its clients." The Fund's portfolio managers are partners of William Blair, and their compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. Each portfolio manager’s compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and each portfolio manager’s ownership stake can vary over time based upon the portfolio manager’s sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by each portfolio manager, including the Fund.

CONFLICTS OF INTEREST. Since the portfolio managers manage other accounts in addition to the Fund, conflicts of interest may arise in connection with the portfolio managers' management of a Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades. William Blair also has adopted a Code of Ethics which requires employees to act solely in the best interest of clients and imposes certain restrictions on the ability of its employees to engage in personal securities transactions for their own accounts.